CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 10.2

Collaboration and Licence Agreement
Dated May 4, 2023
(1)BicycleTx Limited (2)Bayer Consumer Care AG

RESTRICTED

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Contents

Page

1Definitions3

2Collaboration Program and Research Activities19

3Collaboration Management26

4Development and Regulatory Matters30

5Commercialisation35

6Grant of Rights36

7Payments, Taxes and Records39

8Intellectual Property51

9Confidentiality and Non-Disclosure58

10Representations and Warranties62

11Indemnification; Insurance65

12Term and Termination67

13Miscellaneous73

Schedule 1Targets81

Schedule 2Research Plan82

Schedule 3BicycleTx Trademarks83

Schedule 4Form of Press Release84

Schedule 5Baseball arbitration85

Schedule 6NSIA Condition86

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Collaboration and Licence Agreement (the "Agreement")

Dated May 4,2023 (the "Execution Date")

Between:

(1)	BicycleTx Limited, a company incorporated in England and Wales with company registration number 11036101 and with a place of business at Blocks A & B, Portway Building Granta Park, Great Abington, Cambridge, United Kingdom, CB21 6GS ("BicycleTx"); and
(2)Bayer Consumer Care AG, a company incorporated in Switzerland with company registration number CHE-107.359.454 with a place of business at Peter Merian-Strasse 84, 4052 Basel, Switzerland ("Bayer").

BicycleTx and Bayer are referred to herein individually as a "Party" and collectively as the "Parties".

Recitals:

(A)whereas, BicycleTx, a biopharmaceutical company, owns or controls certain intellectual property rights with respect to a proprietary phage display discovery platform and related technology for the identification and optimisation of Bicycles (as defined herein) suitable for development and commercialisation as therapeutic and diagnostic products;
(B)whereas, Bayer, is a wholly owned entity of Bayer AG, a global enterprise with core competencies in the life science fields of healthcare and nutrition and has expertise in the research, development and commercialisation of pharmaceutical products including radiopharmaceuticals, and is working to create and develop novel pharmaceutical products;
(C)whereas, the Parties desire to collaborate to conduct certain Research Activities (as defined herein) initially in the radiopharmaceutical area to generate Bicycles directed to the Targets (as defined herein) and to advance the resulting constructs into further pre-clinical development which may then be developed and commercialised in accordance with the terms of this Agreement as product candidates; and
(D)whereas, BicycleTx wishes to grant to Bayer, and Bayer wishes to receive, an exclusive licence to develop and commercialise products incorporating such Bicycles and resulting constructs in the Territory (as defined herein).

Now, therefore, in consideration of the mutual promises and conditions set out in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1	Definitions
1.1	"Accounting Standards" means, with respect to a Party and its Affiliates, either:
(a)	the International Financial Reporting Standards (IFRS) in respect of Bayer; or
(b)	the United States Generally Accepted Accounting Principles (US GAAP) in respect of BicycleTx,

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

in either case ((a) or (b)) that are used by the relevant Party at the applicable time, and as consistently applied by such Party or any of its Affiliates;

1.2	"Acquisition" means with respect to Bayer:
(a)	that a majority of the outstanding voting securities of a Third Party become (in one (1) transaction or a series of related transactions) beneficially owned directly or indirectly by Bayer or any of its Affiliates (or by Bayer or a group of its Affiliates acting in concert) and Bayer or its Affiliates did not own a majority of the voting securities of such Third Party as of the Execution Date;
(b)	that possession of the power to direct or cause the direction of the management and policies of a Third Party, whether through the direct or indirect ownership of the outstanding voting securities or by contract or otherwise, becomes vested in Bayer or (a group of) its Affiliates and Bayer or its Affiliates did not possess such power as of the Execution Date;
(c)	that Bayer or any of its Affiliates consolidates or combines with or merges or reorganises into another corporation or entity not being an Affiliate of Bayer, or any corporation or entity not being an Affiliate of Bayer, consolidates or combines with or merges or reorganised into Bayer or any of its Affiliates, or there is a share exchange or other similar transaction, in each event pursuant to a transaction in which more than fifty percent (50%) of the total voting power of the outstanding voting securities of the surviving, purchasing or continuing entity (or, if applicable, the ultimate parent of such entity) is held by the Persons which held at least fifty percent (50%) of the outstanding voting securities of Bayer or its respective Affiliate (or, if applicable, the ultimate parent of such entity) preceding such consolidation, combination, reorganisation or merger; or
(d)	a Third Party sells, conveys, transfers or leases all or substantially all of its assets ("Acquired Principal Assets") to Bayer or any of its Affiliates (in one (1) transaction or a series of related transactions);
1.3	"Active Internal Program" means [***];
1.4	"Acquired Principal Assets" has the meaning set forth in Clause 1.2(d);
1.5	"Additional Nominated Target" has the meaning set forth in Clause 2.4;
1.6	"Additional Nominated Target Availability Notice" has the meaning set forth in Clause 2.4;
1.7	"Additional Nominated Target Research Plan" has the meaning set forth in Clause 2.4;
1.8	"Additional Target Nomination Effective Date" has the meaning set forth in Clause 2.4;
1.9	"Affiliate" means, with respect to a Party, any Person that, directly or indirectly, through one (1) or more intermediaries, controls, is controlled by or is under common control with such Party. For purposes of this definition, "control" and, with correlative meanings, the terms "controlled by" and "under common control with" means:

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.9.1	the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise; or
1.9.2	the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity).
1.10	"Agreement" has the meaning set forth in the preamble hereto;
1.11	"Alliance Manager" has the meaning set forth in Clause 3.6;
1.12	"Applicable Law" means federal, state, local, national and supra-national laws, statutes, rules, and regulations, including any rules, regulations, guidelines, or other requirements enacted by a government authority, including Regulatory Authorities, major national securities exchanges or major securities listing organisations, that may be in effect from time to time during the Term and applicable to the performance by a Party of its obligations, or exercise of its rights, under this Agreement;
1.13	"Bayer Background IP" means all Intellectual Property that is Controlled by Bayer prior to the Execution Date of this Agreement or which comes into Bayer's Control from the Execution Date and during the Term of, but outside the scope of this Agreement, and which is either: (i) [***]; or (ii) is [***] to enable the use of the Intellectual Property in (i) above, but, in both cases ((i) and (ii)), excludes any Collaboration IP;
1.14	"Bayer Background Patents" means Patents which Cover Bayer Background IP, including [***] and any Patent claiming priority, issued or granted from such Patents;
1.15	"Bayer Competitive Activities" has the meaning given to it in Clause 5.3.5;
1.16	"Bayer Exclusivity Obligations" has the meaning set forth in Clause 5.3.3;
1.17	"Bayer Indemnitees" has the meaning set forth in Clause 11.2;
1.18	"Bayer In-Licence Agreement" has the meaning set forth in Clause 7.6.3(c)
1.19	"Bayer Linker" means a Linker in which [***];
1.20	"Bayer Linker Know-How" means any Know-How Controlled by Bayer that relates to a Linker;
1.21	"Bayer Linker Patents" means Patents which Cover Bayer Linker Know-How;
1.22	"Bayer New Affiliates" has the meaning given to it in Clause 5.3.3;
1.23	"Bayer Non-RLT Collaboration Program Fee" has the meaning set forth in Clause 7.3.2;
1.24	"Bayer Non-RLT Option" has the meaning set forth in Clause 4.2.1;
1.25	"Bayer Non-RLT Option Fee" has the meaning set forth in 7.3.1;
1.26	"Bayer Non-RLT Program" has the meaning set forth in Clause 4.2.1;

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.27	"Bayer Sole IP" has the meaning set forth in Clause 8.1.2(e);
1.28	"Bayer Sole Patents" means Patents which Cover the Bayer Sole IP;
1.29	"Bayer Specific Collaboration IP" has the meaning set forth in Clause 8.1.2(b);
1.30	"Bayer Specific Collaboration Patents" means Patents which Cover the Bayer Specific Collaboration IP;
1.31	"BCC" means a compound that has been generated or optimised under the Research Activities of the Research Plan comprising [***];
1.32	"Bicycle" means a monomeric peptide or peptide derivative crosslinked via a central scaffold to form a conformationally constrained structure with more than one cyclic component;
1.33	"BicycleTx" has the meaning set forth in the preamble hereto;
1.34	"BicycleTx Background IP" means all Intellectual Property that is Controlled by BicycleTx prior to the Execution Date of this Agreement or which comes into BicycleTx's Control from the Execution Date and during the Term of, but outside the scope of this Agreement, and which is either: (i) [***]; or (ii) [***] to enable the use of the Intellectual Property in (i) above or required to enable the exercise of the licence under Clause 6.1.1, but, in both cases ((i) and (ii)), excludes any Collaboration IP. For clarity, the BicycleTx Background IP excludes the Phage Display Platform IP;
1.35	"BicycleTx Background Patents" means Patents which Cover BicycleTx Background IP, including [***] and any Patent claiming priority, issued or granted from such Patents;
1.36	"BicycleTx Competitive Activities" has the meaning given to it in Clause 5.3.2;
1.37	"BicycleTx Bicycle IP" has the meaning set forth in Clause 8.1.2(a);
1.38	"BicycleTx Bicycle Patents" means Patents which Cover BicycleTx Bicycle IP;
1.39	"BicycleTx Exclusivity Obligations" has the meaning set forth in Clause 5.3.1;
1.40	"BicycleTx Indemnitees" has the meaning set forth in Clause 11.1;
1.41	"BicycleTx New Affiliates" has the meaning given to it in Clause 5.3.2;
1.42	"BicycleTx Sole IP" has the meaning set forth in Clause 8.1.2(e);
1.43	"BicycleTx Sole Patents" means Patents which Cover BicycleTx Sole IP;
1.44	"BicycleTx Specific Collaboration IP" has the meaning set forth in Clause 8.1.2(a);
1.45	"BicycleTx Specific Collaboration Patents" means Patents which Cover BicycleTx Specific Collaboration IP;
1.46	"BicycleTx Trademarks" means the Trademarks listed in Schedule 3;
1.47	"BRC" means a compound that has been generated or optimised under the Research Activities of the Research Plan comprising [***];

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.48	"Breach Notice" has the meaning set forth in Clause 12.2.1;
1.49	"Business Day" means a day other than a Saturday or Sunday on which banking institutions in London, England, in Berlin, Germany and Basel, Switzerland are open for business;
1.50	"Calendar Quarter" means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 and October 1, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date, and the last Calendar Quarter shall end on the last day of the Term;
1.51	"Calendar Year" means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term;
1.52	"Change of Control" means with respect to a Party:
(a)that a majority of the outstanding voting securities of such Party become (in one (1) transaction or a series of related transactions) beneficially owned directly or indirectly by any Third Party (or group of Third Parties acting in concert) that did not own a majority of the voting securities of such Party as of the Execution Date;
(b)possession of the power to direct or cause the direction of the management and policies of such Party, whether through the direct or indirect ownership of the outstanding voting securities or by contract or otherwise, becomes vested in one or more Persons that did not possess such power as of the Execution Date;
(c)that such Party consolidates or combines with or merges or reorganises into another corporation or entity not being an Affiliate of such Party, or any corporation or entity not being an Affiliate of such Party, consolidates or combines with or merges or reorganised into such Party, or there is a share exchange or other similar transaction, in each event pursuant to a transaction in which more than fifty percent (50%) of the total voting power of the outstanding voting securities of the surviving, purchasing or continuing entity  (or, if applicable, the ultimate parent of such entity) is not held by the Persons which held at least fifty percent (50%) of the outstanding voting securities of such entity (or, if applicable, the ultimate parent of such entity) preceding such consolidation, combination, reorganisation or merger; or
(d)such Party sells, conveys, transfers or leases all or substantially all of its assets ("Sold Principal Assets") to any Third Party (in one (1) transaction or a series of related transactions);
1.53	"Clinical Data" means all information with respect to any Licensed Product that is made, collected, or otherwise generated under or in connection with Clinical Trials, including any data (including raw data), reports, and results with respect thereto;

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.54	"Clinical Trial" means a human clinical study:
(a)	in which a Licensed Product is administered to human subjects; and
(b)	that is designed to:
(i)establish that a pharmaceutical product is reasonably safe for continued testing;
(ii)investigate the safety and efficacy of the pharmaceutical product for its intended use, and to define warnings, precautions and adverse reactions that may be associated with the pharmaceutical product in the dosage range to be prescribed;
(iii)support Regulatory Approval of such pharmaceutical product or label expansion of such pharmaceutical product; or
(iv)obtain or maintain marketing approval and for a purpose other than to obtain, support or maintain Regulatory Approval, including any and all post-marketing commitments;
1.55	"Co-Chair(s)" has the meaning set forth in Clause 3.1.1;
1.56	"Collaboration IP" means all Intellectual Property that is discovered, created, conceived or reduced to practice by or on behalf of either Party or its Affiliates or Sublicensees in the conduct of the Research Activities, but excluding BicycleTx Background IP and Bayer Background IP;
1.57	"Collaboration Phage Display Platform IP" has the meaning set forth in Clause 8.1.2(a);
1.58	"Collaboration Program" has the meaning set forth in Clause 2.1;
1.59	"Commercialisation" means any and all activities directed to the preparation for sale of, offering for sale of, or sale of a Licensed Product, including activities related to marketing, promoting, selling, distributing, importing and exporting such Licensed Product, and interacting with Regulatory Authorities regarding any of the foregoing. When used as a verb, "to Commercialise" and "Commercialising" means to engage in Commercialisation, and "Commercialised" has a corresponding meaning;
1.60	"Commercially Reasonable Efforts" means, with respect to each Party in (i) the performance of the Research Activities, and (ii) the Development, Commercialisation, or Manufacturing activities with respect to a Licensed Compound or a Licensed Product, the carrying out of such activities using efforts and resources [***];
1.61	"Company Core Data Sheet" means the global reference labelling document used to direct the content of country-specific labelling for Licensed Products;
1.62	"Confidential Information" means any information provided orally, visually, in writing or other form by or on behalf of one (1) Party (or an Affiliate or representative of such Party) to the other Party (or to an Affiliate or representative of such other Party) in connection with this Agreement, whether prior to, on, or after the Execution Date, including information relating to the terms of this Agreement, the identities of any target of interest, the Targets and their use under this Agreement, or any Licensed

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Product (including the Regulatory Documentation and regulatory data), any Exploitation of any Licensed Product, any Licensed Compound, any Bicycle, any Know-How with respect thereto developed by or on behalf of the disclosing Party or its Affiliates, or the scientific, regulatory or business affairs or other activities of either Party. Any joint Know-How generated under this Agreement shall be deemed to be the Confidential Information of both Parties, and both Parties shall be deemed to be the receiving Party and the disclosing Party with respect thereto provided that each Party shall have freedom to operate with respect to such joint Know-How in accordance with Clause 8.1.2(e);
1.63	"Control" means, with respect to any Intellectual Property, the possession of the right, whether directly or indirectly, and whether by ownership, licence, covenant not to sue or otherwise (other than by operation of the licence and other grants in Clauses 6.1 or 6.2), to grant a licence, sublicence or other right to or under such Intellectual Property, as provided for herein without violating the terms of any agreement or other arrangement with any Third Party; provided that with respect to any Intellectual Property obtained by BicycleTx from a Third Party after the Execution Date, BicycleTx shall be deemed to Control such Intellectual Property, as applicable, only if it possesses the right to grant such licence, sublicence, or other right thereto without being obligated to pay any royalties or other consideration therefore, unless Bayer agrees to (a) pay such royalties or other consideration arising as a result of Bayer's or its Affiliate's or Sublicensee's use or practice of such Intellectual Property under this Agreement; and (b) comply with the terms and conditions of such agreement as it relates to Bayer and this Agreement;
1.64	"Cover" means, with respect to a particular subject matter at issue and a relevant Patent, that, in the absence of a licence under or ownership of such Patent, the developing, making, using, offering for sale, promoting, selling, exporting, or importing of such subject matter would infringe (or, in respect of Patent which is a pending patent application, would infringe if granted) one or more Valid Claims of such Patent;
1.65	"DC Preparation Period" has the meaning set forth in Clause 4.1.4;
1.66	"Development" means all activities related to research, pre-clinical and other non-clinical testing, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, qualification and validation, quality assurance/quality control, Clinical Trials, including Manufacturing in support thereof, statistical analysis and report writing, the preparation and submission of Drug Approval Applications, regulatory affairs with respect to the foregoing and all other activities necessary or reasonably useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining a Regulatory Approval. When used as a verb, "Develop" means to engage in Development. For purposes of clarity, Development shall include any submissions and activities required in support thereof, required by Applicable Laws or a Regulatory Authority as a condition or in support of obtaining a pricing or reimbursement approval for an approved Licensed Product;
1.67	"Development Candidate" means a BRC or Non-BRC (as applicable) that has been elected for further Development as a Licensed Product pursuant to Clause 4.1.6;
1.68	"Development Candidate Election" has the meaning set forth in Clause 4.1.6;

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.69	"Development Candidate IP" has the meaning set forth in Clause 8.1.2(b);
1.70	"Development Candidate Patents" means Patents which Cover Development Candidate IP;
1.71	"Development Milestone Event" has the meaning set forth in Clause 7.4.1;
1.72	"Development Milestone Payment" has the meaning set forth in Clause 7.4.1;
1.73	"Disclosing Party" has the meaning set forth in Clause 9.1;
1.74	"Dispute" has the meaning set forth in Clause 13.5;
1.75	"Dollars" or "$" means United States Dollars;
1.76	"Drug Approval Application" means an NDA, or any corresponding foreign application in the Territory, including, with respect to the European Union, a Marketing Authorization Application (an "MAA") filed with the EMA or with the applicable Regulatory Authority of a country in Europe with respect to the mutual recognition or any other national approval procedure;
1.77	"Effective Date" has the meaning set forth in paragraph 1(a) of Schedule 6 hereto;
1.78	"EMA" means the European Medicines Agency and any successor agency(ies) or authority having substantially the same function;
1.79	"European Major Market" means each of the [***];
1.80	“Execution Date” has the meaning set forth in the preamble hereto;
1.81	"Exploit" or "Exploitation" means to make, have made, import, export, use, have used, sell, have sold, or offer for sale, including to Develop, Commercialise, register, Manufacture, have Manufactured, hold, or keep (whether for disposal or otherwise), or otherwise dispose of;
1.82	"Extended Development Term" has the meaning set forth in Clause 4.1.3;
1.83	"Extended PCC Research Term" has the meaning set forth in Clause 4.1.3;
1.84	"Extended Research Term" has the meaning set forth in Clause 2.6.2;
1.85	"FDA" means the United States Food and Drug Administration and any successor agency(ies) or authority having substantially the same function;
1.86	"FFDCA" means the United States Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq., as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions, and modifications thereto);
1.87	"Field" means all therapeutic (including the treatment or prevention of any disease) and diagnostic uses for humans or animals;
1.88	"First Commercial Sale" means, with respect to a Licensed Product and a country, the first sale for monetary value for therapeutic or diagnostic (as applicable) use or consumption by the end user of such Licensed Product in such country after Regulatory

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Approval for such Licensed Product has been obtained in such country. Sales prior to receipt of Regulatory Approval for such Licensed Product where such sale is [***] shall not be construed as a First Commercial Sale;
1.89	"FPFD" means, with respect to a Licensed Product and a Clinical Trial, the first dosing of the first patient with such Licensed Product in such Clinical Trial;
1.90	"FTE" means a full-time equivalent person-year (including the total cost of employing such a person), based upon a total of no less than [***], pro-rated as necessary, undertaken in connection with the conduct of research in a Research Plan. In no circumstance can the work of any given person exceed one (1) FTE;
1.91	"Futility Decision" means a decision that a compound or product is unlikely to achieve the [***];
1.92	"Gatekeeper" has the meaning set forth in Clause 2.5.4;
1.93	"Generic Product" means with respect to a particular Licensed Product that has received Regulatory Approval in a regulatory jurisdiction in the Territory and is being marketed and sold by Bayer or any of its Affiliates or Sublicensees in such jurisdiction, a pharmaceutical product that (a) is sold in such jurisdiction by a Third Party that is not an Affiliate or Sublicensee of Bayer, and did not purchase or acquire such product in a chain of distribution that included Bayer or any of its Affiliates or Sublicensees, and (b) has received Regulatory Approval in such jurisdiction for at least one of the same indications as such Licensed Product as a "generic drug", "generic medicinal product" "bioequivalent", or similar designation by the applicable Regulatory Authority in such jurisdiction pursuant to an approval process in accordance with the then-current rules and regulations in such jurisdiction, where such approval referred to or relied on (i) the approved Drug Approval Application for such Licensed Product held by Bayer, its Affiliate, or a Sublicensee in such jurisdiction or (ii) the data contained or incorporated by reference in such approved Drug Approval Application for such Licensed Product in such jurisdiction;
1.94	"Hit Bicycle" means a Bicycle that binds to the applicable Target of the respective Collaboration Program;
1.95	"IND" means an application filed with a Regulatory Authority for authorization to commence Clinical Trials, including:
(a)an Investigational New Drug Application as defined in the FFDCA or any successor application or procedure filed with the FDA;
(b)any equivalent thereof in other countries or regulatory jurisdictions, (e.g., a Clinical Trial Application (CTA) in the European Union); and
(c)all supplements, amendments, variations, extensions and renewals thereof that may be filed with respect to the foregoing;
1.96	"Indemnification Claim Notice" has the meaning set forth in Clause 11.3;
1.97	"Indemnified Party" has the meaning set forth in Clause 11.3;
1.98	"Indemnifying Party" has the meaning set forth in Clause 11.3;

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.99	"Indication" means [***]. For clarity, [***]:
(a)[***]; and
(b)[***];
1.100	"Initial Research Term" has the meaning set forth in Clause 2.6.1;
1.101	"Initial Target(s)" means each of the targets set forth in Schedule 1;
1.102	"Initial Target Substitute" has the meaning set forth in Clause 2.5.1;
1.103	"Initial Target Substitution Notice" has the meaning set forth in Clause 2.5.1;
1.104	"Insolvency Event" has the meaning set forth in Clause 12.4;
1.105	"Intellectual Property" means Patents, rights to inventions, copyright and related rights, Trademarks, trade names and domain names, rights in get-up, goodwill and the right to sue for passing off, unfair competition rights, rights in designs, rights in computer software, database rights, topography rights, rights in confidential information (including Know-How and trade secrets) and all other intellectual property rights, in each case whether registered or unregistered and including all applications and rights to apply for and be granted, renewals or extensions of, and rights to claim priority from, such rights and all similar or equivalent rights or forms of protection which subsist or will subsist now or in the future in any part of the world;
1.106	"Invention" means any invention, process, method, utility, formulation, composition of matter, article of manufacture, material, creation, discovery, development, or finding, or any improvement thereto, whether or not patentable, including all Intellectual Property therein;
1.107	"IP Challenge" has the meaning set forth in Clause 12.2.2;
1.108	"Joint Collaboration IP" has the meaning set forth in Clause 8.1.2(e);
1.109	"Joint Collaboration Patents" means Patents which Cover Joint Collaboration IP;
1.110	"JPC" has the meaning set forth in Clause 3.8;
1.111	"JRC" has the meaning set forth in Clause 3.1.1;
1.112	"JRC Member" has the meaning set forth in Clause 3.1.1;
1.113	"Know-How" means any non-public and not generally known commercial, technical, scientific, and other knowledge and information, including Inventions, discoveries, trade secrets, technology, methods, processes, practices, formulae, amino acid sequences, nucleotide sequences, instructions, skills, techniques, procedures, ideas, designs, drawings, computer programs, specifications, data and results including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, preclinical, clinical, safety, manufacturing and quality control data (including regulatory data, study designs, and protocols), reagents and materials (including assays and compounds) in all cases, whether or not proprietary, or patentable, in written, electronic, or any other tangible or intangible form now known or hereafter developed, but expressly excluding all Patents;

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.114	[***];
1.115	"Licensed Compound" means, on a Target-by-Target basis, a compound, [***] that is directed to that Target and that has been generated or optimised under the Research Activities of the Research Plan and meets the [***];
1.116	"Licensed IP" means the BicycleTx Background IP, BicycleTx Sole IP and the BicycleTx Specific Collaboration IP, excluding [***];
1.117	"Licensed Non-RLT Product" means a product that contains or incorporates (i) a Licensed Compound, or (ii) a [***], that is a Non-BRC;
1.118	"Licensed Product" means a Licensed RLT-Product or a Licensed Non-RLT Product, as applicable;
1.119	"Licensed RLT-Product" means a product that contains or incorporates (i) a Licensed Compound, or (ii) a [***], that is a BRC whether in its radioactive or non-radioactive state;
1.120	"Linker" means any chemical matter bridging or capable of acting as a bridging moiety between the Bicycle and any other moiety;
1.121	"Linker Specific Collaboration IP" has the meaning set forth in Clause 8.1.2(c);
1.122	"Losses" has the meaning set forth in Clause 11.1;
1.123	"MAA" has the meaning set forth in Clause 1.76;
1.124	"Macrocyclic Peptide" means peptide or peptidomimetic structures comprising one or more rings spanning multiple amino acid residues;
1.125	"Major Market" means each of the [***];
1.126	"Manufacture", "Manufactured" and "Manufacturing" means all activities related to the synthesis, making, production, processing, purifying, formulating, filling, finishing, packaging, labelling, shipping, and holding of a Licensed Compound, any Licensed Product, or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial production and analytic development, product characterization, stability testing, quality assurance, and quality control;
1.127	"Market Exclusivity" means any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority with respect to a Licensed Product, other than Patents, including rights conferred in the U.S. under the Hatch-Waxman Act or the FDA Modernization Act of 1997 (including paediatric exclusivity), or rights similar thereto outside the U.S., such as Directive 2001/83/EC (as amended) in the EU;
1.128	"Materials" has the meaning set forth in Clause 2.8.2;
1.129	[***];
1.130	"NDA" means a "New Drug Application", as defined in the FFDCA, as amended, and applicable regulations promulgated thereunder by the FDA and all amendments and supplements thereto filed with the FDA, or the equivalent application filed with

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

any Regulatory Authority, including all documents, data, and other information concerning Licensed Products, which are necessary for gaining Regulatory Approval to market and sell Licensed Product in the relevant jurisdiction;
1.131	"Net Receipts" means the gross sums paid to Bayer, its Affiliates or Sublicensees by a Third Party [***] including [***] provided that if such [***] and provided that either Party shall be entitled to [***] by the Parties;
1.132	"Net Sales" means, with respect to any Licensed Product for therapeutic or diagnostic use or consumption, [***], as applicable, with respect to the sale or other disposition of such Licensed Product:
1.132.1	[***];
1.132.2	[***];
1.132.3	[***];
1.132.4	[***];
1.132.5	[***]; and
1.132.6	[***].

[***]:

1.132.7	[***];
1.132.8	[***];
1.132.9	[***];
1.132.10	[***];

[***].

1.133	"Nomination Fee" has the meaning set forth in Clause 7.2;
1.134	"Non-BRC" means a compound (i) comprising of one or more Bicycles that bind to a Target that (ii) does not contain a radionuclide [***];
1.135	"Non-RLT Collaboration Program" has the meaning set forth in Clause 4.2.1;
1.136	"Non-RLT Option Period" has the meaning set forth in Clause 4.2.2;
1.137	"Non-Specific Collaboration IP" has the meaning set forth in Clause 8.1.2(d);
1.138	"Optimised Bicycle" means a Hit Bicycle that has [***];
1.139	[***];
1.140	"Party" and "Parties" has the meaning set forth in the preamble hereto;
1.141	"Patents" means (a) all national, regional and international patents and patent applications, including provisional patent applications, (b) all patents and patent applications claiming priority to any of the foregoing in (a), including divisionals,

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

continuations, continuations-in-part, converted provisionals and continued prosecution applications, (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents and design patents and certificates of invention, (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and Patent Term Extensions of the foregoing patents or patent applications ((a), (b) and (c)), and (e) any similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents;
1.142	"Patent Term Extension" means any patent term extension in any part of the world including extensions granted under the US Drug Price Competition, Patent Term Restoration Act 1984, Best Pharmaceuticals for Children Act 2002, Food and Administration Safety and Innovation Act 2012, Regulation (EC) No 1901/2006, and the EC Supplementary Protection Certificate Regulation (Council Regulation) (EEC No. 1768/92) and any legislation amending, replacing or implementing the foregoing;
1.143	[***];
1.144	"Person" means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organisation, including a government or political subdivision, department or agency of a government;
1.145	"Phage Display Platform IP" means [***];
1.146	"Phage Platform" means (a) [***], (b) [***], and (c) any improvements or enhancements to (a) and (b);
1.147	"Phase 0 Clinical Trial" means an exploratory, first-in-human trial conducted in accordance with the FDA 2006 Guidance on Exploratory Investigational New Drug Studies (or the equivalent in any country or other jurisdiction outside of the United States) and designed to expedite the development of therapeutic or imaging agents by establishing very early on whether the agent behaves in human subjects as was anticipated from pre-clinical studies;
1.148	"Phase I Clinical Trial" means a Clinical Trial in any country that would satisfy the requirements of 21 C.F.R. § 312.21(a) or any of its foreign equivalents but shall not include an imaging-only study or, for the avoidance of any doubt, a Phase 0 Clinical Trial;
1.149	"Phase II Clinical Trial" means a Clinical Trial in any country that would satisfy the requirements of 21 C.F.R. § 312.21(b) or any of its foreign equivalents;
1.150	"Pivotal Clinical Trial" means either (a) a Clinical Trial the principal purpose of which is to demonstrate clinically and statistically the efficacy and safety of a Licensed Product for one or more Indications in order to obtain Regulatory Approval of such Licensed Product for such Indication(s), as further defined in 21 C.F.R. §312.21 or any of its foreign equivalents, or (b) a Clinical Trial of a Licensed Product on a sufficient number of subjects that satisfies both of the following ((i) and (ii)): (i) such trial is

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

designed to establish that such Licensed Product has an acceptable safety and efficacy profile for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such Licensed Product in the dosage range to be prescribed, which trial is intended to support Regulatory Approval of such Licensed Product; and (ii) such trial is a registration trial sufficient to support the filing of a Drug Approval Application for such Licensed Product in the U.S.A., Japan, or a European Major Market, as evidenced by (A) an agreement with or statement from the FDA or the EMA on a 'Special Protocol Assessment' or equivalent, or (B) other guidance or minutes issued by the FDA or EMA or equivalent, for such registration trial;
1.151	"Pounds" or "GBP" or "£" means British pounds sterling;
1.152	"Product Labelling" means, with respect to a Licensed Product in a country or other jurisdiction in the Territory:
(c)the Regulatory Authority-approved full prescribing information for such Licensed Product for such country or other jurisdiction, including any required patient information, and
(d)all labels and other written, printed, or graphic matter upon a container, wrapper, or any package insert utilised with or for such Licensed Product in such country or other jurisdiction;
1.153	"Product Trademarks" means the Trademark(s) to be used by Bayer or its Affiliates or its or their respective Sublicensees for the Development or Commercialisation of Licensed Products in the Territory and any registrations thereof or any pending applications relating thereto in the Territory (excluding, in any event, any trademarks, service marks, names or logos that include any corporate name or logo of the Parties or their Affiliates);
1.154	"Progress Report" has the meaning set forth in Clause 2.3.6;
1.155	"Publishing Notice" has the meaning set forth in Clause 9.5;
1.156	"Publishing Party" has the meaning set forth in Clause 9.59.5;
1.157	"Receiving Party" has the meaning set forth in Clause 9.1;
1.158	"Redacted Agreement" has the meaning set forth in Clause 9.2.29.2.2;
1.159	"Regulatory Approval" means, with respect to a country or other jurisdiction in the Territory, all approvals (including Drug Approval Applications), licences, registrations, or authorisations of any Regulatory Authority necessary to Commercialise a Licensed Product in such country or other jurisdiction, and including pricing or reimbursement approval in such country or other jurisdiction solely where such pricing and reimbursement approval is legally required for the sale of such Licensed Product;
1.160	"Regulatory Authority" means any applicable supra-national, federal, national, regional, state, provincial, or local governmental or regulatory authority, agency, department, bureau, commission, council, or other entities (e.g., the FDA and EMA) regulating or otherwise exercising authority with respect to activities contemplated in this Agreement, including the Exploitation of the Licensed Products in the Territory;

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.161	"Regulatory Documentation" means all (a) applications (including all INDs and Drug Approval Applications), registrations, licences, authorisations, and approvals (including Regulatory Approvals), (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all regulatory drug lists, advertising and promotion documents, adverse event files, and complaint files, and (c) Clinical Data and data contained or relied upon in any of the foregoing, in each case ((a), (b), and (c)) to the extent relating to a Licensed Product;
1.162	"Research Activities" has the meaning set forth in Clause 2.2.1;
1.163	"Research Plan" has the meaning set forth in Clause 2.2.12.2.1;
1.164	"Research Term" means, in respect of each Collaboration Program, the Initial Research Term and any Extended Research Term or Extended PCC Research Term, as applicable;
1.165	"Royalty Patent" means [***];
1.166	"Royalty Payment" has the meaning set forth in Clause 7.6.1(a);
1.167	"Royalty Term" has the meaning set forth in Clause 7.6.2;
1.168	"Rules" has the meaning set forth in Clause 13.6.2;
1.169	"Sales Milestone Event" has the meaning set forth in Clause 7.5.1;
1.170	"Sales Milestone Payment" has the meaning set forth in Clause 7.5.1;
1.171	"Scientific Program Lead" has the meaning set forth in Clause 3.5;
1.172	"Senior Officer" means, with respect to BicycleTx, its [***] or his/her designee, and with respect to Bayer, its [***] or his/her designee for all matters related to Licensed Products up to and including Phase I Clinical Trials and thereafter the [***] or his/her designee;
1.173	"Sold Principal Assets" has the meaning set forth in Clause 1.52;
1.174	"Sublicensee" means a Person, other than a Third Party Service Provider, who has been granted a sublicence by Bayer under the licence grants in Clause 6.1 as provided in Clause 6.5;
1.175	"Substitute Nominated Target" has the meaning set forth in Clause 2.5.2;
1.176	"Substitute Nominated Target Fee" has the meaning set forth in Clause 7.2.2;
1.177	"Substitute Target" means an Initial Target Substitute or a Substitute Nominated Target, as applicable;
1.178	"Substitute Target Availability Notice" has the meaning set forth in Clause 2.5.3;
1.179	"Substitute Target Research Plan" has the meaning set forth in Clause 2.5.3;

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.180	"Target" means the Initial Targets, the Additional Nominated Target, and the Substitute Targets, in each case as applicable;
1.181	"target" means a protein identified by its gene name, UniProt ID and its amino acid sequence, or other similar information;
1.182	"Target Substitute Fee" has the meaning set forth in Clause 7.2.3;
1.183	"Term" has the meaning set forth in Clause 12.1;
1.184	"Terminated Asset" means, on a Collaboration Program-by-Collaboration Program basis, with respect to a Collaboration Program that is terminated by [***] under Clause 12 or expires pursuant to Clause 12.1.2, each Licensed Compound, Development Candidate and Licensed Product, that is the subject of such Collaboration Program;
1.185	"Terminated Target" means a Target that (i) is the subject of a Collaboration Program or, as applicable, a Bayer Non-RLT Program that has expired pursuant to Clause 12.1.2; (ii) is the subject of a Collaboration Program that has been terminated pursuant to Clause 12 where all other Collaboration Programs in respect of such Target have expired or been terminated pursuant to Clause 12; (iii)12.1.2 to which a Licensed Product is directed that has been terminated pursuant to Clause 12 where all other Licensed Products directed to such Target have expired or been terminated pursuant to Clause 12; (iv) has been terminated for any reason pursuant to Clause 12; or (v) has been substituted pursuant to Clause 2.5;
1.186	"Territory" means the entire world;
1.187	"Third Party" means any Person other than BicycleTx, Bayer and their respective Affiliates;
1.188	"Third Party Claims" has the meaning set forth in Clause 11.1;
1.189	"Third Party Infringement" has the meaning set forth in Clause 8.4.1;
1.190	"Third Party Service Provider" has the meaning set forth in Clause 6.6;
1.191	"Trademark" means any word, name, symbol, colour, scent, design, designation or device or any combination thereof that functions as a source identifier, including any trademark, trade dress, brand mark, service mark, trade name, brand name, logo, business symbol or domain name, whether or not registered;
1.192	"Unavailable Target(s)" means any target that is not available for selection as an Additional Nominated Target or Substitute Target by Bayer under this Agreement because: (A) such target is (i) the subject of agreement with a Third Party granting a licence or other rights with respect to Bicycles or related constructs or products intended for use against [***], (ii) the subject of an [***], (iii) [***] (the "Unavailable Target Nomination List") [***], or (iv) [***], or (B) the conduct of the Collaboration Program directed to such target would result in a breach of Applicable Law or breach of contract by BicycleTx. [***] The identity of any Unavailable Target(s) shall be deemed the Confidential Information of BicycleTx;
1.193	"United States" or "U.S.A." means the United States of America and its territories and possessions (including the District of Columbia and Puerto Rico);

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.194	"Upfront Fee" has the meaning set forth in Clause 7.1;
1.195	"Valid Claim" means (a) a claim of any issued and unexpired Patent that has not been revoked or held unenforceable, unpatentable, or invalid by a decision of a court or other governmental agency of competent jurisdiction that is not appealable or has not been appealed within the time allowed for appeal, and that has not been abandoned, disclaimed, denied, or admitted to be invalid or unenforceable through reissue, re-examination, or disclaimer or otherwise, and (b) a claim of a pending patent application that has not been cancelled, withdrawn, or abandoned or finally rejected by an administrative agency action from which no appeal can be taken and that has not been pending for more than [***] following its date of filing;
1.196	"VAT" means:
(a)	any tax imposed in compliance with the Value Added Tax Act 1994 or Directive 2006/112/EC; and
(b)	any tax of a similar nature, wherever imposed); and
1.197	"Withholding Tax Action" has the meaning set forth in Clause 7.10.3.

2	Collaboration Program and Research Activities
2.1	Collaboration Overview

The Parties agree that, during the Research Term, each Party shall perform the applicable Research Activities for the purpose of developing Licensed Compounds and Licensed Products in respect of each Target for use in the Field.  The Research Activities in respect of a Target shall each be a collaboration program between the Parties pursuant to a Research Plan (each a "Collaboration Program").  [***].  The Parties shall commence after the Effective Date two Collaboration Programs each directed against a different Initial Target.  Subject to the provisions of this Agreement, Bayer may exercise its right to commence a third Collaboration Program directed against an Additional Nominated Target or to commence an additional Collaboration Program or Bayer Non-RLT Program per Target for the Development of Licensed Non-RLT Products.

2.2	Research Plan
2.2.1	During the Research Term, for each Collaboration Program, BicycleTx and Bayer will each conduct the Research Activities allocated to that Party as set out in the mutually agreed research plan attached hereto as Schedule 2 in respect of the Initial Targets, or as set out in the Additional Nominated Target Research Plan or the Substitute Target Research Plan (together, and in each case, the "Research Plan"). Any Additional Nominated Target Research Plan or Substitute Target Research Plan shall be [***] prior to the commencement of the applicable Collaboration Program in accordance with Clause 2.4.1 or Clause 2.5.3 respectively. The research activities allocated to the Parties under the Research Plan for each Collaboration Program are hereinafter referred to as the "Research Activities". Subject to Bayer's payment of the Upfront Fee, the Nomination Fee, the first [***] payment of the Substitute Nominated Target Fee and the first [***] payment of the

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Target Substitute Fee (as applicable), each Party, as applicable, shall commence the Research Activities allocated to it under the Research Plan at Schedule 2 within [***] after the Effective Date and shall commence the Research Activities under any Additional Nominated Target Research Plan or Substitute Target Research Plan within [***] of the relevant Research Plan being mutually agreed.
2.2.2	Subject to Clause 2.7.3, each Party shall carry out the Research Activities allocated to it at that Party's [***]. Without limiting the foregoing, in consideration of Bayer's payment of the Upfront Fee, and (as applicable) the Target Substitute Fee, the Substitute Nominated Target Fee and the Nomination Fee, during the Research Term BicycleTx shall provide, for the performance of its Research Activities sufficient numbers of FTEs per Collaboration Program as are [***] to conduct its Research Activities under the Research Plan.
2.2.3	During the Research Term, the Parties may amend the Research Plan in accordance with Clause 3.1.2(a). [***], this Clause 2.2.3 prevails and [***]
2.2.4	Notwithstanding what is set forth in the Research Plan at any given time, all Research Activities that the Parties agree to conduct under a Collaboration Program that are [***], unless otherwise stipulated in the JRC minutes.
2.2.5	In no event shall BicycleTx be required to work on [***] Collaboration Programs at the same time during the Research Term, except where the JRC decides by unanimous vote that BicycleTx shall work on more than [***] Collaborations Programs at the same time.
2.3	Research Diligence Efforts and Reporting
2.3.1	The Parties shall perform the Research Activities in good scientific manner, in accordance with the terms of this Agreement, and in compliance with all Applicable Law.
2.3.2	Each Party shall use Commercially Reasonable Efforts to complete the Research Activities assigned to it for each Collaboration Program set forth in the applicable Research Plan during the Research Term.
2.3.3	As part of the Research Plan, BicycleTx will use Commercially Reasonable Efforts to discover Hit Bicycles for each Collaboration Program. BicycleTx shall thereafter perform a [***] of the identified Hit Bicycles evaluating such Hit Bicycles against [***].
2.3.4	From the date that an Optimised Bicycle has met the [***] for a given Target Bayer and BicycleTx shall, pursuant to the terms of the Research Plan, use Commercially Reasonable Efforts to produce BRCs (and, as applicable, Non-BRCs) that meet the [***].
2.3.5	At each regularly scheduled JRC meeting during the performance of the Research Plan, the Parties shall report about the Research Activities that have been undertaken since the previous JRC meeting, and the results of such Research Activities. The Parties shall discuss the status, progress (including

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

any substantial difficulties or delays), results and next steps of such Research Activities at such JRC meetings.
2.3.6	On a Collaboration Program-by-Collaboration Program basis and during the Research Term of the respective Collaboration Program, BicycleTx’s Scientific Program Lead shall provide Bayer’s Scientific Program Lead at the end of every [***] written progress report (e.g., by PowerPoint) in English which shall summarise the work performed to date on the Research Plan and evaluate the progress of the work with respect to the goals under the Research Plan (each a "Progress Report"). Upon either Party's request both Parties' Scientific Program Leads shall discuss the Progress Report and clarify questions related thereto. In addition, BicycleTx shall provide to Bayer at the earlier of (i) completion of its Research Activities, or (ii) the end of the applicable Research Term, the deliverables set out in the Research Plan and a final report in the format, within the timeline and comprising the information as mutually agreed upon in the Research Plan of the respective Collaboration Program. In the event of an early termination (except for an early termination by BicycleTx pursuant to Clause 12.2) or discontinuation of the Collaboration Program, BicycleTx shall provide to Bayer (i) any deliverables (other than Materials) set out in the Research Plan which were generated prior to the effective date of such termination or discontinuation and (ii) a final report summarising the results generated by it under the Research Plan prior to the effective date of the termination or discontinuation of the Collaboration Program.
2.3.7	During the Term, for each Collaboration Program, at the request of Bayer and in any case within [***] after the Development Candidate Election, BicycleTx shall deliver to Bayer a summary of all material data, results and Know-How generated by it in the performance of its Research Activities, excluding any Know-How in the Phage Display Platform IP (including any Collaboration Phage Display Platform IP). In addition, BicycleTx shall provide Bayer with a point of contact to respond to Bayer's reasonable queries, but not to conduct additional work, in respect of any Development Candidate to enable Bayer to Develop Licensed Products. Without limiting Clauses 4.4.1(a) and 4.4.1(c), for any such assistance requested by Bayer pursuant to this Clause 2.3.7 and provided by BicycleTx in excess of [***] per Target, Bayer shall reimburse BicycleTx for [***] incurred by BicycleTx in providing such additional assistance.
2.3.8	BicycleTx shall disclose to Bayer, through the JRC, any Bicycles generated under the Research Activities that meet the [***] and Bayer shall have the right to use such Bicycles for the Development of Licensed Products in accordance with and subject to the terms of this Agreement. Bayer may request, through the JRC, that BicycleTx provide to Bayer such further information which Bayer may reasonably require in order to synthesise such Bicycles, including the sequences of such Bicycles and the identity and sequence of the scaffolds used in such Bicycles.

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

2.4	Additional Target Nomination Right
2.4.1	Bayer has a one-time right to select an additional target (which may be proposed by either Bayer or BicycleTx) and, provided that additional target is not an Unavailable Target, commence a Collaboration Program in respect of such additional target (the "Additional Nominated Target"). Bayer shall notify BicycleTx in writing of its proposed Additional Nominated Target and its intention to commence a Collaboration Program in respect of that Additional Nominated Target within [***] after the Effective Date. For the avoidance of doubt, Bayer may only propose [***] Additional Nominated Target at a time. Where Bayer proposes an Additional Nominated Target, within [***] after receipt of notification of the proposed Additional Nominated Target, BicycleTx shall verify whether such Additional Nominated Target is an Unavailable Target and notify Bayer in writing (the "Additional Nominated Target Availability Notice"). If (i) the Additional Nominated Target Availability Notice indicates that the Additional Nominated Target is not an Unavailable Target, or (ii) Bayer agrees in writing to select an Additional Nominated Target proposed by BicycleTx in accordance with this Clause 2.4.1, then, within [***] of such Additional Nominated Target Availability Notice, the Parties will negotiate and mutually agree upon a research plan for such Additional Nominated Target (the "Additional Nominated Target Research Plan"). The inclusion of the Additional Nominated Target as a Target for the purpose of this Agreement shall be effective as of the date on which the Research Plan for the Collaboration Program directed to the Additional Nominated Target is agreed by the Parties (the "Additional Target Nomination Effective Date") and the Nomination Fee has been paid by Bayer to BicycleTx pursuant to Clause 7.2.1 .
2.5	Target Substitution Rights
2.5.1	Substitution of Initial Targets. Bayer has a [***] right to substitute an Initial Target for a Substitute Target on the earlier of (A) [***], or (B) [***], by notifying BicycleTx of the substitute target provided that such target is not an Unavailable Target (the "Initial Target Substitute") in writing within [***] of (A) or (B) (as applicable) (the "Initial Target Substitution Notice") provided that:
(a)Bayer pays to BicycleTx the Target Substitute Fee pursuant to Clause 7.2.3;
(b)Bayer shall not have the right to substitute [***] for an alternative target; and
(c)Bayer may only exercise such right to substitute with respect to one of the Initial Targets.

For the avoidance of doubt, Bayer may only propose [***] Initial Substitute Target at a time.

2.5.2	Substitution of Additional Nominated Target. Bayer has a one-time right to substitute the Additional Nominated Target on the earlier of (A) [***] after BicycleTx notifying Bayer in writing either: (i) [***], or (ii) that, [***], or (B)

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

[***], provided that such substitute target is not an Unavailable Target (the "Substitute Nominated Target"). Bayer shall exercise such right by notifying BicycleTx of the Substitute Nominated Target in writing (the "Nominated Target Substitution Notice") within [***] in the case of (A) and (B) above (as applicable). For the avoidance of doubt, Bayer may only propose [***] Substitute Nominated Target at any one time. The substitution of the Additional Nominated Target and conduct of the Collaboration Program directed to the Substitute Nominated Target [***] and, in the case of (B) above shall be subject to Bayer's payment of the Substitute Nominated Target Fee set forth in Clause 7.2.2. Bayer shall not have the right to [***].
2.5.3	Within [***] after BicycleTx's receipt of a Nominated Target Substitution Notice or an Initial Target Substitution Notice, BicycleTx shall verify whether such Substitute Target is an Unavailable Target and notify Bayer in writing (the "Substitute Target Availability Notice"). If the Substitute Target Availability Notice indicates that the Substitute Target is not an Unavailable Target, then, within [***] of such Substitute Target Availability Notice, the Parties will negotiate and mutually agree upon a research plan for such Substitute Target (the "Substitute Target Research Plan"). The inclusion of any Substitute Nominated Target or any Initial Target Substitute as a Target for the purpose of this Agreement shall be effective as of [***] and the Target Substitute Fee or Substitute Nominated Target Fee (as applicable) has been paid by Bayer to BicycleTx pursuant to Clause 7.2.3 or 7.2.2 (as applicable).
2.5.4	Gatekeeper mechanism

If either Party desires, at any time following the Effective Date, to make confidential inquiries regarding the availability of an Additional Nominated Target or a Substitute Target (i.e. through the process set forth in Clauses 2.4.1, 2.5.1, 2.5.2 and 2.5.3), such Party shall notify the other Party in writing thereof.  As soon as reasonably practicable following receipt of such notice, and in any case within [***] following receipt of such notice, [***] shall engage an independent Third Party mutually agreeable to the Parties (the "Gatekeeper") for the purposes of performing the applicable functions set forth in Clauses 2.4.1 and 2.5.3, including (a) maintaining a list of Unavailable Targets, and (b) issuing the Substitute Target Availability Notice or the Additional Nominated Target Availability Notice.  The costs of the Gatekeeper shall be [***].  Such engagement shall be on terms consistent with this Agreement and mutually agreeable to the Parties, including provisions relating to confidentiality.  The identity of the Unavailable Targets shall be deemed the Confidential Information of BicycleTx, and the identity of the proposed Additional Nominated Target, Initial Target Substitute, and Substitute Nominated Target shall be deemed the Confidential Information of Bayer.  Following the appointment of a Gatekeeper, (i) all references in Clauses 2.4.1, 2.5.1, 2.5.2 and 2.5.3 regarding disclosure by one Party to the other Party shall instead be deemed to refer to disclosure to or by the Gatekeeper by or to the applicable Party, mutatis mutandis, and (ii) BicycleTx shall notify the Gatekeeper of the Unavailable Targets promptly, but in no event later than [***] after any target becomes an Unavailable Target.  Upon

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

receipt of such notification, the Gatekeeper shall update the list of Unavailable Targets accordingly.

2.6	Research Term
2.6.1	Subject to Clauses 2.6.2, 4.1.3, 4.1.4 and 12, each Collaboration Program in respect of:
(a)an Initial Target shall commence on the Effective Date and shall expire on the earlier of (i) the date that is [***] after the Effective Date, or (ii) the date of the [***] under the respective Collaboration Program;
(b)an Additional Nominated Target shall commence on the date on which the Research Plan for the Collaboration Program directed to the Additional Nominated Target has been agreed by the Parties and shall expire on the earlier of (i) the date that is [***] after such date, or (ii) the date of the [***] under the respective Collaboration Program; and
(c)a Substitute Target shall commence on the date on which the Research Plan for the Collaboration Program directed to that Substitute Target has been agreed by the Parties and shall expire on the earlier of (i) the date that is [***] after such date, or (ii) the date of the [***] under the respective Collaboration Program,

(in each case an "Initial Research Term").

2.6.2	The Initial Research Term may be extended in respect of the Development of a Licensed Non-RLT Product, on a Target-by-Target basis pursuant to Clause 4.2.2 and, subject to Clause 4.1.3, Clause 4.1.4 and Clause 12, expires with respect to a Non-RLT Collaboration Program on the earlier of (i) [***] after the date on which the Research Plan for the Non-RLT Collaboration Program has been agreed by the Parties, or (ii) the date of the [***] under the respective Non-RLT Collaboration Program (the "Extended Research Term").
2.7	Supply of Bicycles
2.7.1	During the Research Term and subject to Clause 2.7.3, BicycleTx shall be responsible for the supply of Bicycles to be used by or on behalf of either Party in the Collaboration Programs for those purposes as explicitly set out in the Research Plan.
2.7.2	BicycleTx shall be permitted to use contract development and manufacturing organisations pursuant to Clause 6.6 for the purpose of its Manufacturing pursuant to Clause 2.7.1.
2.7.3	BicycleTx, through its Alliance Manager, shall provide prior written notice to Bayer’s Alliance Manager of the external costs and expenses of [***] to be used in the Collaboration Programs for those purposes set out in the Research Plan. [***]. Bayer shall reimburse BicycleTx for such costs and expenses within [***].

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

2.7.4	For clarity, Bayer shall not use the Bicycles provided by or on behalf of BicycleTx to Bayer for purposes outside of this Agreement or in contravention of Applicable Law.
2.8	Supply of chemical chelates and radionuclide material
2.8.1	Bayer shall be responsible for the Manufacture and supply of chemical chelates and radionuclide material to be used by either Party in the Collaboration Programs for those purposes as explicitly set out in the Research Plan. [***].
2.8.2	It is understood that, as required herein, under a Research Plan or otherwise to facilitate a Collaboration Program, either Party may provide or have provided (e.g., by an Affiliate or Third Party) to the other Party (or at the other Party's request to its Affiliates or a designated Third Party) certain tangible materials for use by the other Party in furtherance of the Collaboration Program or other activities assigned to it hereunder (the "Materials"). All such Materials shall be used by the receiving Party only in accordance with the terms and conditions of this Agreement and solely for purposes of exercising its rights expressly granted hereunder or performing its obligations under this Agreement. The receiving Party shall not transfer such Materials to any Third Party other than in the exercise of such rights or for the performance of its obligations hereunder. In the event that the receiving Party transfers Materials to its Affiliates or a Third Party it shall ensure that the Affiliates or Third Party only use the Materials in accordance with the terms of this Agreement (e.g., in compliance with the use restrictions and confidentiality obligations hereunder), including Clause 6.6 as applicable.
2.8.3	Each Party acknowledges that all Materials exchanged hereunder are experimental and their properties are not completely known. The receiving Party shall use, store and handle such Materials with prudence and appropriate caution and in accordance with the Applicable Law relating thereto. Unless agreed otherwise, any unused portion of the Materials shall be, at the providing Party's option, either returned to the providing Party at its cost or destroyed, provided, however, that such obligation shall not apply to the extent rights to the relevant Materials are obtained or retained by either Party pursuant to the express provisions of this Agreement.
2.8.4	Both Parties agree that animal welfare is considered important for ethical reasons as well as for the sake of quality of studies. If the Research Activities comprise in vivo testing, the Parties agree to apply high standards of animal care and shall in any event comply with the Applicable Law in that regard.
2.8.5	During the Research Term, BicycleTx shall promptly forward, at the latest within [***] of becoming aware, in written form (for which an email suffices) to the Bayer Scientific Program Lead of the respective Collaboration Program and Bayer's drug safety department (at email address: [***]) any unexpected technical or scientific finding, which indicates a potential serious health hazard associated with the Bicycles supplied by or on behalf of BicycleTx to Bayer and which (as a consequence) may have an impact on the benefit/risk profile of any Licensed Product incorporating any such Bicycle.

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3	Collaboration Management
3.1	Joint Research Committee
3.1.1	Formation

Within [***] after the Effective Date, the Parties shall establish a joint research committee (the "JRC").  The JRC shall be comprised of an equal number of representatives from each of Bayer and BicycleTx.  The JRC shall consist of up to [***] representatives from each of the Parties (a "JRC Member").  Each JRC Member shall have the requisite experience and seniority to enable such person to make decisions on behalf of the applicable Party with respect to the issues falling within the decision-making authority of the JRC.  From time to time, each Party may substitute [***] or more of its JRC Members on written notice to the other Party.  Each Party shall select from its JRC Members a representative who will chair the JRC jointly with the selected representative from the other Party (the "Co-Chairs").  Each Party may replace its Co-Chair from time to time by informing the other Party in writing.  The Co-Chairs of the JRC shall not have any greater authority than any other JRC Members.

3.1.2	Specific Responsibilities

The JRC shall oversee the Research Activities undertaken in accordance with the applicable Research Plan for each Collaboration Program and serve as a consultative and information-exchange for the ongoing Collaboration Programs.  In particular, the JRC shall:

(a)review and serve as a forum for discussing and mutually agreeing each Research Plan (the Research Plans already agreed upon in Schedule 2 require no JRC approval), and review and approve any amendments thereto;
(b)serve as a forum for discussion of the specific Research Activities and their progress, including results and, subject to Clause 9.5, publications arising from the Research Activities;
(c)upon referral from and in consultation with the JPC, [***];
(d)discuss and note the achievement of the [***], the [***] and the [***], on a case-by-case basis;
(e)appoint and oversee the JPC and delegate matters, as appropriate, to the JPC (provided that the JRC shall not have any decision-making powers in respect of matters which are the purview of the JPC);
(f)to the extent relevant discuss in consultation with the JPC publication strategies relating to the Licensed Compounds or Licensed Products;
(g)seek to resolve any Disputes that may arise prior to the discontinuation of the JRC in accordance with Clause 3.7; and

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(h)perform such other functions as are set forth herein or as the Parties may mutually agree in writing, except where in conflict with any provision of this Agreement.
3.2	General Provisions Applicable to the JRC
3.2.1	Meetings and Minutes

The JRC shall hold meetings at such time as agreed between the Co-Chairs, but in no event less frequently than [***], approximately [***] every [***] during the Research Term.  Subject to Clause 3.11, the JRC shall meet either in person or by tele-/videoconference with the venue of the in person meetings alternating between locations designated by BicycleTx and locations designated by Bayer.  At least [***] the JRC Members shall meet in person, unless otherwise agreed by the Co-Chairs.  The Alliance Manager shall be permitted to attend any such JRC meetings.  The Co-Chairs of the JRC shall be responsible for calling meetings on no less than [***] notice, unless the JRC Members agree to convene on shorter notice.  Each Party shall make all proposals for agenda items and shall provide all appropriate information with respect to such proposed items at least [***] in advance of the applicable meeting; provided that under exigent circumstances requiring input by the JRC, a Party may provide its agenda items to the other Party within a shorter period of time in advance of the meeting, and provided that the other Party will endeavour to prepare for such agenda item on short notice but will not be expected to provide its conclusive input or final opinion thereon.  The Co-Chairs of the JRC (or their designee) shall prepare and circulate minutes of each meeting within [***] after the meeting for the Parties' review and approval.  The Parties shall agree on the minutes of each meeting promptly, but in no event later than within [***] following circulation of the draft minutes.

3.2.2	Procedural Rules

The JRC shall have the right to adopt such standing rules as shall be necessary for its work, so long as such rules are not inconsistent with this Agreement.  A quorum of the JRC shall exist whenever there is present at a meeting at least [***] JRC Members appointed by each Party. Representation by proxy shall be allowed.  The JRC shall take action by unanimous decision at a meeting at which a quorum exists, with each Party having a single vote irrespective of the number of representatives of such Party in attendance as JRC Members, or by a written resolution signed by at least [***] JRC Member appointed by each Party.

3.2.3	Non-Member Attendance

Each Party may from time to time invite a reasonable number of participants, in addition to the JRC Members, to attend JRC meetings in a non-voting capacity; provided that:

(a)if either Party intends to have any Third Party (including any consultant) attend such a meeting, such Party shall provide reasonable prior written notice to the other Party and obtain the

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

other Party's prior approval for such Third Party to attend such meeting, which approval shall not be unreasonably withheld, conditioned, or delayed; and
(b)such Third Party is bound by obligations of confidentiality and non-disclosure equivalent or not less stringent to those set forth in Clause 9.
3.3	Decisions
3.3.1	Decision Making Authority

The JRC shall decide matters within its responsibilities pursuant to Clause 3.1.2.

3.3.2	Consensus; Good Faith

The JRC Members shall in good faith cooperate with one another and shall endeavour to seek agreement with respect to issues to be decided by the JRC.

3.3.3	Final Decision Right; Dispute Resolution

If the JRC cannot, or does not, reach consensus on an issue within its purview, then Bayer shall have final say on [***] provided that in exercising such final decision making authority, Bayer may not (a) [***] shall be mutually agreed between the Parties and not subject to [***] (b) amend the [***], the [***] or the [***] and in such event the status quo shall persist unless and until the Parties' mutually agree in writing, (c) require BicycleTx to work on more than [***] at the same time during the Research Term, (d) have final decision making authority on any matter which is [***], or (e) impose any requirement on BicycleTx to undertake obligations beyond those for which it is responsible or to forgo any of its rights under this Agreement, or require BicycleTx to violate any Applicable Law, ethical requirement, or any agreement it may have with any Third Party, or amend the terms and conditions of this Agreement.

3.4	Limitations on Authority

Each Party shall retain the rights, powers, and discretion granted to it under this Agreement and no such rights, powers, or discretion shall be delegated to or vested in the JRC unless such delegation or vesting of rights is expressly provided for in this Agreement. The JRC shall not have the power to amend, modify, or waive compliance with this Agreement, which may only be amended or modified as provided in Clause 13.8 or compliance with which may only be waived as provided in Clause 13.10.

3.5	Scientific Program Lead

Each Party shall appoint a project leader for each Collaboration Program who shall be responsible for the day-to-day dealings under the applicable Collaboration Program and shall be the primary point of contact for the other Party for the exchange of information relating to the operation and scientific matters with respect to the Research Activities of the applicable Collaboration Program (the "Scientific Program Lead").  The Scientific Program Leads shall report on the progress of the Collaboration

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Program for which they are the project leader to the JRC during the Research Term.  Further, BicycleTx shall provide the Progress Reports as set forth in Clause 2.3.6.  For the avoidance of doubt, irrespective of the reports to the JRC or the written Progress Reports, the Scientific Program Leads shall exchange information relating to the operational and scientific matters with respect to the Research Activities of the applicable Collaboration Program as reasonably necessary to coordinate and conduct the Research Activities assigned to the Parties under the Research Plan.

3.6	Alliance Manager

Each Party shall appoint a person who shall act as the primary point of contact for general matters concerning the Collaboration Programs and this Agreement to assure a successful relationship between the Parties and shall have such other responsibilities as the Parties may agree in the JRC and as documented in the respective JRC minutes after the Effective Date (each, an "Alliance Manager").  The Alliance Managers shall be permitted to attend JRC meetings as appropriate but shall not become voting members of such committee during their role as Alliance Managers.  Each Party may replace its Alliance Manager at any time by notice in writing to the other Party.

3.7	Discontinuation of the JRC

The JRC shall subsist until, on a Collaboration Program-by-Collaboration Program basis, the earlier of (i) [***], (ii) [***] or the early termination of the Collaboration Program or the discontinuation of the Research Activities, each in accordance with the provisions of this Agreement, or (iii) [***].  Thereafter, each Party shall designate, to the extent necessary, a contact person for the exchange of information under this Agreement or such exchange of information shall be made through the Alliance Managers.

3.8	Joint Patent Committee
3.8.1	Promptly after the establishment of the JRC, (and in any event within [***] thereafter), the JRC shall establish a Joint Patent Committee (the "JPC") to oversee, discuss, agree and make recommendations to the Parties on Intellectual Property related matters including:
(a)identifying the ownership or inventorship of any Collaboration IP in accordance with Clause 8.1.2 by mutual agreement between the Parties;
(b)to the extent necessary, the conduct of appropriate due diligence in relation to the introduction of Intellectual Property which is owned by a Third Party and an assessment as to the payment terms which may be triggered by the use of such Intellectual Property;
(c)upon the request of Bayer, and subject to Clause 2.2.3, discuss [***]; and
(d)overseeing, reviewing and coordinating the filing, prosecution and maintenance of Patents pursuant to and in accordance with Clause 8.3.

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.8.2	The JPC shall comprise of [***] patent attorneys or patent representatives with [***] from each of BicycleTx and Bayer, and such representatives may be a Third Party acting on behalf of Bayer or BicycleTx, as applicable. Other representatives of the Parties and their Affiliates may attend meetings of the JPC, by mutual consent, as non-voting observers, subject to any participants who are not employees of either Party or their Affiliates being bound by written obligations of non-use and confidentiality no less stringent that those set forth in Clause 9. The JPC shall hold meetings (by way of an audio or video call or in person as the Parties may mutually agree) at such times as the JPC determines but, unless otherwise agreed between the patent representatives, in no event less than [***], approximately [***] every [***] during the Research Term and until such time as the BicycleTx Bicycle Patents, the Development Candidate Patents and the Joint Collaboration Patents proceed to grant or as otherwise agreed upon between the JPC members. No action or vote taken at a JPC meeting shall be effective unless a representative of each Party is present. Neither Party shall unreasonably withhold attendance of at least [***] representative of such Party at any meeting of the JPC. Each Party shall be responsible for its own costs associated with meetings of the JPC. The JPC shall not have authority to amend or alter any provision of this Agreement. Decisions of the JPC shall be made by [***], provided that [***]. Otherwise, in the event a unanimous decision cannot be reached on any issue, claim, or matter, either Party may submit such Dispute to resolution pursuant to Clause 13.513.5.
3.9	Expenses

[***].

3.10	Future Collaboration

The Parties shall discuss, no earlier than [***] after the Effective Date, if the Parties are interested in the Development of radioligand compounds directed to further targets outside the scope of the Collaboration Programs.

3.11	Location of Meetings

Generally, the regular meetings of the JRC according to Clause 3.2.1 and the JPC according to Clause 3.8.2 shall [***].

4	Development and Regulatory Matters
4.1	Production and Selection of Development Candidate
4.1.1	The Parties shall use Commercially Reasonable Efforts to produce a BRC that meets the [***] during the Initial Research Term of the applicable Collaboration Program.
4.1.2	From the date that Bayer exercises the Bayer Non-RLT Option in accordance with Clause 4.2 to the expiry of the Extended Research Term, the Parties shall use Commercially Reasonable Efforts to produce a Non-BRC that meets the [***] (provided that, for the avoidance of doubt, BicycleTx shall not be

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

required to use Commercially Reasonable Efforts to produce a Non-BRC that meets the [***] in respect of a Bayer Non-RLT Program).
4.1.3	Where no BRC or Non-BRC (as applicable) meets the applicable [***] within the Initial Research Term or Extended Research Term (as applicable) (i) [***] (the "Extended Development Term"); or (ii) the Parties may mutually agree to extend the Initial Research Term or Extended Research Term (as applicable) by up to [***] upon the JRC's determination that the [***] is likely to be met within [***] after the expiry of the Research Term (the "Extended PCC Research Term"), provided that the scope of the activities of BicycleTx under the Research Plan are not increased by such extension to the Research Term.
4.1.4	Where a BRC or Non-BRC (as applicable) is confirmed by the JRC to have met the applicable [***] within the Initial Research Term or Extended Research Term (as applicable), [***], to prepare for its internal governing body’s decision in respect of whether or not to approve the BRC or Non-BRC (as applicable) as a Development Candidate (the "DC Preparation Period"). [***]. The DC Preparation Period may include further work on or with the BRC or Non-BRC (as applicable) solely for the purpose of preparing for Bayer’s internal governing body’s decision. For the avoidance of doubt, Bayer shall not have the right to request a DC Preparation Period where a BRC or Non-BRC (as applicable) is confirmed by the JRC to have met the applicable [***] within the Extended Development Term or the Extended PCC Research Term.
4.1.5	During (i) the Extended Development Term, (ii) the DC Preparation Period, (iii) as part of a Bayer Non-RLT Program or (iv) after a Development Candidate Election, Bayer shall have the right to Develop [***] directed to the applicable Target using Bicycles supplied or disclosed by or on behalf of BicycleTx under this Agreement. Bayer shall not otherwise Develop [***] Bayer shall promptly notify BicycleTx in writing of the composition of any [***] included in a Licensed Product.
4.1.6	By the later of [***] after (i) the date that the JRC confirms that a BRC or Non-BRC (as applicable) meets the [***], or (ii) if applicable, the expiry of the DC Preparation Period, Bayer shall notify BicycleTx in writing if the appropriate Bayer internal governing body, at its sole discretion, has approved that BRC or Non-BRC (as applicable) as a Development Candidate for further Development as a Licensed Product under the terms of this Agreement (in case of Bayer's internal governing body's approval of the respective BRC or Non-BRC as a Development Candidate hereinafter referred to the "Development Candidate Election").
4.2	Non-RLT Option
4.2.1	BicycleTx hereby grants to Bayer an option, exercisable at Bayer's discretion, to Develop and Commercialise on a Target-by-Target basis in the Territory (i) one additional Collaboration Program per Target directed to the Development of Non-BRCs and Licensed Non-RLT Products against the applicable Target in the Field (a "Non-RLT Collaboration Program"), or (ii) to Develop Non-BRCs and Licensed Non-RLT Products against the applicable Target in the Field

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

on its own outside of a Collaboration Program (the "Bayer Non-RLT Program") ((i) and (ii) collectively referred to as the "Bayer Non-RLT Option").
4.2.2	Bayer may exercise the Bayer Non-RLT Option on a Target-by-Target basis by providing written notice to BicycleTx:
(a)in respect of the Initial Targets, (i) from [***] after the Effective Date and no later than [***] after the Effective Date, or (ii) after a [***] and where Bayer is using Commercially Reasonable Efforts to Develop Licensed Products directed to the applicable Target in accordance with Clause 4.3.1 and before [***], or (iii) [***]; and
(b)in respect of any Substitute Target and any Additional Nominated Target (i) after the date on which an Optimised Bicycle has met the [***] for such Target and no later than [***] after the date on which the Research Activities commence for a Collaboration Program in respect of such Additional Nominated Target or Substitute Target (as applicable), or (ii) after a [***] and where Bayer is using Commercially Reasonable Efforts to Develop Licensed Products directed to the applicable Target in accordance with Clause 4.3.1 and before [***], or (iii) [***], collectively referred to as the "Non-RLT Option Period".

4.2.3	If Bayer fails to notify BicycleTx of its exercise of the Bayer Non-RLT Option during the Non-RLT Option Period then, effective upon the expiration of such Non-RLT Option Period, Bayer's right to exercise the applicable Bayer Non-RLT Option shall irrevocably expire.
4.2.4	On a Target-by-Target basis, where the Research Plan mutually agreed by the Parties following any exercise by Bayer of the Bayer Non-RLT Option in respect of a Non-RLT Collaboration Program requires the use by BicycleTx of its Phage Platform to re-initiate a [***] for the generation of Hit Bicycles, the exercise of the Bayer Non-RLT Option shall be subject to the Bayer Non-RLT Option Fee being paid pursuant to Clause 7.3.1.
4.2.5	On a Target-by-Target basis, where the Research Plan mutually agreed by the Parties following any exercise by Bayer of the Bayer Non-RLT Option in respect of a Non-RLT Collaboration Program does not require the use by BicycleTx of its Phage Platform to re-initiate a [***] for the generation of Hit Bicycles, the exercise of the Bayer Non-RLT Option shall be subject to the Bayer Non-RLT Collaboration Program Fee being paid pursuant to Clause 7.3.2.
4.2.6	On a Target-by-Target basis, any exercise by Bayer of the Bayer Non-RLT Option in respect of a Bayer Non-RLT Program shall not be subject to an option exercise fee.
4.2.7	Within [***] of Bayer exercising the Bayer Non-RLT Option in respect of a Non-RLT Collaboration Program, the Parties will negotiate and mutually agree upon a Research Plan in respect of such Non-RLT Collaboration Program. The

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Parties shall commence the Research Activities allocated to them under the applicable Research Plan in respect of a Non-RLT Collaboration Program within [***] of the relevant Research Plan being mutually agreed, subject to Bayer paying the Bayer Non-RLT Option Fee or the Bayer Non-RLT Collaboration Fee (as applicable).
4.3	Development of Licensed Products
4.3.1	For each Target for which Bayer made a Development Candidate Election pursuant to Clause 4.1.5, with respect to such Target, Bayer shall:
(a)use Commercially Reasonable Efforts to Develop, including seeking and obtaining Regulatory Approvals for [***] for therapeutic purposes directed to the applicable Target for humans in each [***] at Bayer's [***]; and
(b)have the sole right, control and responsibility for the further Development of Licensed Products directed to the applicable Target in accordance with the terms of this Agreement.
4.3.2	For each Target for which Bayer made a Development Candidate Election, on an [***] basis during the Term until the grant of the first Regulatory Approval for a Licensed Product directed to such Target in the Territory, Bayer will provide to BicycleTx [***] reports, within [***] after the start of [***], summarising, with respect to activities by Bayer, its Affiliates and Sublicensees: (a) the key Development activities undertaken and in brief the results achieved with respect to the applicable Licensed Products during the preceding [***] period, and (b) the significant Development activities planned for the applicable Licensed Products during the following [***] period as a forward looking non-binding estimate. Following the delivery of each report, BicycleTx shall have the right to request a meeting by audio or videoconference to discuss the relevant report and the Development status of the applicable Licensed Products and Bayer will make the appropriate personnel available to explain and answer questions concerning its report.
4.3.3	If BicycleTx reasonably considers at any time during the Term that Bayer has failed to comply with its obligations under Clauses 4.3.1 or 4.3.2, BicycleTx shall notify Bayer and explain its concerns with respect to Bayer's compliance under Clause 4.3.1 or 4.3.2. The Parties shall discuss BicycleTx's concerns in good faith and, to the extent applicable, agree what commercially reasonable remedial actions (if any) are required to be taken by Bayer to comply with Clause 4.3.1 or 4.3.2 (as applicable).
4.3.4	If the Parties are unable to agree what remedial actions are required pursuant to Clause 4.3.3 4.3.3or if Bayer fails to take any such remedial actions as agreed between the Parties, either Party may submit such Dispute to resolution pursuant to Clause 13.5.

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

4.4	Regulatory Matters
4.4.1	Regulatory Activities
(a)As between the Parties, Bayer, [***], shall have the sole right (which may be exercised through any of Bayer’s Affiliates or Sublicensees) to (i) determine, plan and implement any regulatory plans and strategies, (ii) prepare and maintain the Company Core Data Sheet, (iii) prepare, obtain, and maintain any Drug Approval Applications and other Regulatory Approvals, (iv) make all other regulatory submissions, including INDs, and (v) conduct any interactions and communications with the Regulatory Authorities including all submissions, meetings and discussions, in each case ((i) – (v)) in respect of any Licensed Products in the Territory. Bayer shall (i) inform BicycleTx of [***].  Upon Bayer's request and without additional compensation (except for [***]) and subject to obligations of confidentiality that BicycleTx has to Third Parties, BicycleTx shall, and shall cause its Affiliates, to cooperate with and provide reasonable assistance to Bayer in obtaining Regulatory Approvals for the Licensed Products (including in connection with any IND or NDA filings or any other filing with a Regulatory Authority), including providing and executing documents or other materials reasonably required by Bayer to obtain such Regulatory Approvals, provided that such assistance pursuant to this Clause 4.4.1 (y) [***], and (z) shall not exceed [***] per Target (beyond which BicycleTx shall provide reasonable assistance, but subject to customary payment by Bayer for that regulatory assistance [***]).  To the extent specifically requested by a Regulatory Authority, and specifically relating to BicycleTx’s contribution to any Licensed Product, Bayer may request that BicycleTx performs experiments of a limited scope subject to [***] and BicycleTx shall reasonably consider such request.
(b)All Regulatory Documentation (including all Regulatory Approvals and Product Labelling) specifically relating to Licensed Products with respect to the Territory shall be owned by, and shall be the sole property and held in the name of, Bayer or its designated Affiliate, Sublicensee or designee (including third-party experts, advisors or vendors engaged by Bayer in respect of Regulatory Approvals).  BicycleTx shall duly execute and deliver, or cause to be duly executed and delivered, such instruments and shall do and cause to be done such acts and things, including the filing of such assignments, documents, and instruments, as may be reasonably necessary under, or as Bayer may reasonably request in connection with this Clause 4.4.1.
(c)BicycleTx shall, and shall cause its Affiliates to, co-operate with Bayer, its Affiliates, Sublicensees or designees (including third-party experts, advisors or vendors engaged by Bayer in respect of any inspection by a Regulatory Authority), as may be reasonably requested by Bayer, in connection with any inspection by a

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Regulatory Authority relating to any Licensed Product including any inspection prior to the approval of an NDA for such Licensed Product, provided that such co-operation (i) [***], and (ii) shall not exceed [***] per Target (beyond which BicycleTx shall co-operate, but subject to [***] for that co-operation [***].
4.4.2	Recalls

Bayer shall notify BicycleTx without undue delay following its determination that any event, incident, or circumstance has occurred that will result in the need for a recall, market suspension, or market withdrawal of a Licensed Product in the Territory and shall include in such notice the reasoning behind such determination.  Bayer (or its Affiliate or Sublicensee) shall have the right to make the final determination whether to voluntarily implement any such recall, market suspension, or market withdrawal in the Territory.  If such recall, market suspension, or market withdrawal is mandated by a Regulatory Authority in the Territory and is to be mandatorily implemented without suspensory effect irrespective of any legal remedies or appeals that are pursued by Bayer against the Regulatory Authority's decision, Bayer (or its Affiliate or Sublicensee) shall initiate such recall, market suspension, or market withdrawal in compliance with Applicable Law.  For all recalls, market suspensions or market withdrawals undertaken pursuant to this Clause 4.4.24.4.2, Bayer (or its Affiliate or Sublicensee) shall be solely responsible for the execution thereof.  Bayer shall inform BicycleTx with regards to the progress of any such recalls, market suspensions or market withdrawals.

4.5	Records

Bayer shall maintain records in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, and in compliance with Applicable Law, which shall [***].  Such records shall be retained by Bayer, as the case may be, for at least [***] after the termination or expiry of this Agreement for the respective Licensed Product, or [***].

5	Commercialisation
5.1	In General

Bayer (itself or through its Affiliates or Sublicensees) shall have the sole right, control and responsibility to Commercialise the Licensed Products in the Territory at its own cost and expense.

5.2	Commercialisation Diligence

For each Target for which Bayer made a Development Candidate Election pursuant to Clause 4.1.6, with respect to such Target, Bayer shall use Commercially Reasonable Efforts to Commercialise [***] for therapeutic purposes directed to the applicable Target for humans and in each [***] following receipt of Regulatory Approval thereof in such [***].

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

5.3	Exclusivity
5.3.1	Subject to Clauses 12.1.2(d) and 12.5.3(b), on a Target-by-Target basis, except with respect to the conduct of the Research Activities under this Agreement, as of the Execution Date and until the expiry of the Royalty Term for the last Valid Claim of a BicycleTx Sole Patent, BicycleTx Specific Collaboration Patent, Joint Collaboration Patent or Royalty Patent that Covers a Licensed Product directed to such Target, BicycleTx shall not on its own or with or on behalf of its Affiliates or a Third Party (including by the grant of any licence) [***] (the "BicycleTx Exclusivity Obligations").
5.3.2	[***].
5.3.3	On a Target-by-Target basis, except with respect to the conduct of the Research Activities under this Agreement, Bayer shall not on its own or with or on behalf of its Affiliates or a Third Party (including by the grant of any licence) [***] (the "Bayer Exclusivity Obligations").
5.3.4	The Bayer Exclusivity Obligations shall expire on a Target-by-Target basis on the earlier of (a) [***] in respect of the first Licensed RLT-Product for such Target, (b) termination or expiry of this Agreement with regard to the respective Target pursuant to Clause 12.1.2(a), 12.1.2(d) or 12.5.3(c), or (c) with regard to the Initial Targets, [***] after the Effective Date, or, with regard to a Target other than the Initial Targets, [***] after the agreement of the first Research Plan for the Collaboration Program for the Development of a Licensed RLT-Product directed to such Target.
5.3.5	[***].
6	Grant of Rights
6.1	Grants to Bayer
6.1.1	Subject to Clause 6.7, BicycleTx hereby grants to Bayer an exclusive, royalty-bearing licence, with the right to grant sublicences (through multiple tiers) under the Licensed IP and BicycleTx’s share in the Joint Collaboration IP, to Develop, have Developed, Manufacture (subject to Clause 2.7), have Manufactured (subject to Clause 2.7), make, have made, use, have used, import, have imported, export, have exported, offer for sale, have offered for sale, sell, have sold, Commercialise, have Commercialised, or otherwise exploit Licensed Products, directed to the applicable Target in the Territory and in the Field. Bayer agrees that this licence shall not prevent BicycleTx from using the Licensed IP and Joint Collaboration IP for the purpose of performing its obligations under the Research Plan. For the avoidance of doubt, the licence granted to Bayer under this Clause 6.1.1 does not grant Bayer (i) any rights under Bicycles that are directed to targets other than the Targets, or (ii) any rights to Develop Licensed Non-RLT Products directed to a Target prior to the Bayer Non-RLT Option having been exercised for the applicable Target.
6.1.2	BicycleTx hereby grants to Bayer a non-exclusive, fully-paid-up, royalty-free, sublicensable only in conjunction with a sublicence under Clause 6.1.1, licence

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

under the BicycleTx Trademarks for use only as an element of a Product Trademark.
6.1.3	For the avoidance of doubt, the licence granted to Bayer under Clause 6.1.2 does not grant any licence or right to Bayer or its Sublicensees to use or register any BicycleTx Trademark as a trademark on its own or as a trade name and Bayer shall disclaim all rights in any BicycleTx Trademark in any application which it may make for registration of a Product Trademark.
6.1.4	Bayer shall not do, omit to do, or permit to be done, any act that will or may weaken, damage or be detrimental to the BicycleTx Trademarks, or the reputation or goodwill of the BicycleTx Trademarks nor that may invalidate or jeopardise any registration of any of the BicycleTx Trademarks by BicycleTx.
6.1.5	The Parties agree that, notwithstanding any other provision in this Agreement, any licence granted from BicycleTx to Bayer under this Agreement shall exclude any Intellectual Property in, or that specifically relates to the Phage Display Platform IP (including any Collaboration Phage Display Platform IP).
6.2	Grants to BicycleTx

Bayer hereby grants to BicycleTx a non-exclusive, fully-paid-up, royalty-free, non-sublicensable (except to its Affiliates or Third Party Service Providers acting on its behalf and approved in accordance with Clause 6.6) licence under the Bayer Background IP, Bayer Sole IP and Bayer Specific Collaboration IP in the Territory and in the Field solely as and to the extent necessary for BicycleTx to carry out its Research Activities as set out in the Research Plan during the Research Term.

6.3	[***]

[***].

6.4	General Knowledge and Public Domain Information

Nothing in this Agreement will preclude or limit either Party from utilising the non-patented general knowledge gained by it (other than through disclosure to it by the other Party) during the course of the Research Plan to conduct development or commercialisation activities outside the scope of this Agreement.

6.4.1	For the avoidance of doubt, nothing in this Agreement shall prevent either Party or its Affiliates from using for any purpose any Know-How or other Confidential Information that falls under any of the exceptions for Confidential Information set forth in Clause 9.1.
6.5	Sublicences
6.5.1	Bayer shall have the right to grant sublicences, through multiple tiers of sublicensees, under the licences granted in Clause 6.1 6.1to its Affiliates and Third Parties, provided that:
(a)each such sublicence shall be consistent with the terms and conditions of this Agreement (which shall not imply that the terms

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

and conditions are required to be the same as the terms and conditions under this Agreement, but requires that such terms and conditions shall not result in a breach of Bayer’s obligations under this Agreement), including terms of confidentiality and non-use no less restrictive than those set forth in this Agreement;
(b)[***];
(c)Bayer shall remain responsible for the performance (or failure to perform) of all of its Sublicensees to the same extent as if such activities were conducted by Bayer and shall be directly liable to BicycleTx with respect to its obligations and remain responsible for any payments due to BicycleTx under this Agreement with respect to activities of any Sublicensees; and
(d)as soon as reasonably practicable (but in any case, within [***]) after the execution of any sublicence agreement with a Sublicensee, Bayer shall [***] subject to [***].
6.6	Third Party Service Providers

Without limiting Clause 6.1 and Clause 6.2, each Party (and their Affiliates) shall have the right to appoint a Third Party [***] to provide research, Development, Manufacturing and Commercialisation services to that Party in connection with the Research Activities assigned to it or such other activities assigned to it with respect to the Licensed Compound or Licensed Products, including contract research organisations, contract manufacturers, academic institutions, service providers and distributors (a "Third Party Service Provider").  Where a Party appoints a Third Party Service Provider during the Research Term of the respective Collaboration Program, such Party shall inform the other Party in writing (for which an email suffices) [***].  For the avoidance of doubt, after the Research Term of a Collaboration Program for which Bayer made a Development Candidate Election, Bayer shall have no obligation to inform BicycleTx of any Third Party Service Providers contracted by or on behalf of Bayer or its Affiliates.  Each Party shall enter into a written agreement with each Third Party Service Provider it appoints on terms and conditions that ensure that the subcontracting Party complies with its obligations of this Agreement including its confidentiality obligations and non-use restrictions in Clause 9, the Intellectual Property provisions in Clause 8 and licence grants in this Clause 6 and each Party shall be responsible for the acts and omissions of their Third Party Service Providers.

6.7	BicycleTx Retention of Rights

Notwithstanding the exclusive licence granted to Bayer pursuant to Clause 6.1.1, BicycleTx shall retain all rights under the Licensed IP and BicycleTx's share in the Joint Collaboration IP:

6.7.1	to perform, and to subcontract pursuant to Clause 6.6 its obligations under this Agreement; and
6.7.2	for any purpose outside the scope of the licences and rights granted under Clause 6.1, including to develop, manufacture, commercialise and otherwise

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

exploit any products or services other than the Licensed Products, subject to Clause 5.3.
6.8	Bayer Retention of Rights

Subject to Clause 5.3.3 and the licence granted to BicycleTx pursuant to Clause 6.2, Bayer shall retain all rights under Bayer Background IP, Bayer Sole IP, Bayer Specific Collaboration IP and its share in the Joint Collaboration IP.

6.9	No Implied Licences

Except as expressly provided herein, BicycleTx grants no other right or licence to Bayer hereunder, including any rights or licences under the Licensed IP and BicycleTx's share in the Joint Collaboration IP or any other Intellectual Property rights not otherwise expressly granted herein.  Except as expressly provided herein, Bayer grants no other right or licence to BicycleTx hereunder, including any rights or licences to Bayer Background IP, any Bayer Sole IP, Bayer Specific Collaboration IP and Bayer’s share in the Joint Collaboration IP or any other Intellectual Property rights not otherwise expressly granted herein.  Bayer shall not Exploit the Licensed IP and BicycleTx's share in the Joint Collaboration IP or any other Intellectual Property of BicycleTx except as expressly authorised under the terms of this Agreement and BicycleTx shall not Exploit the Bayer Background IP, Bayer Sole IP or Bayer Specific Collaboration IP and Bayer’s share in the Joint Collaboration IP or any other Intellectual Property of Bayer except as expressly authorised under the terms of this Agreement.

7	Payments, Taxes and Records
7.1	Upfront Payment

In partial consideration of the rights granted to Bayer under this Agreement during the Research Term, within [***] of Bayer's receipt of the relevant invoice from BicycleTx sent on or after the Effective Date, Bayer shall pay BicycleTx a one-time[***] payment in the amount of forty-five million Dollars ($45,000,000) (the "Upfront Fee").

7.2	Nomination Fee, Substitute Nominated Target Fee and Target Substitute Fee
7.2.1	In partial consideration of Bayer selecting an Additional Nominated Target, Bayer shall, within [***] of its receipt of the relevant invoice from BicycleTx sent on or after the agreement of the Research Plan for the Development of BRCs against the Additional Nominated Target, pay to BicycleTx a one-time, [***] payment of [***] (the "Nomination Fee").
7.2.2	In partial consideration of Bayer exercising its right to commence a Collaboration Program in respect of a Substitute Nominated Target solely in the circumstances set out in (B) of Clause 2.5.2, Bayer shall pay to BicycleTx [***] for the [***] of such Collaboration Program. For a maximum of [***], for so long as Bayer requires BicycleTx to perform Research Activities under a Research Plan in respect of such Collaboration Program, Bayer shall pay to BicycleTx [***] for each [***], provided such payments in aggregate (including the payment for the [***] of the respective Collaboration Program) shall not exceed [***] (the "Substitute Nominated Target Fee"). Bayer shall pay the amount due to BicycleTx for the [***] of such Collaboration

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Program within [***] of its receipt of the relevant invoice from BicycleTx sent on or after the agreement of the Research Plan for that Collaboration Program. From, and including the [***] of such Collaboration Program, Bayer shall pay the amount due to BicycleTx within [***] of Bayer's receipt of the corresponding invoice from BicycleTx, but not before the [***] Business Day of such [***]. If Bayer’s payments pursuant to this Clause 7.2.2 have reached in aggregate the maximum amount for the Substitute Nominated Target Fee prior to BicycleTx having completed the Research Activities allocated to it under the applicable Research Plan, BicycleTx shall complete such remaining Research Activities without further payments being due pursuant to this Clause 7.2.2 for the remainder of the Initial Research Term with regard to such Substitute Target as set out in Clause 2.6.1(c).
7.2.3	In partial consideration of Bayer exercising its right to commence a Collaboration Program in respect of an Initial Target Substitute, Bayer shall pay to BicycleTx [***] for the [***] of such Collaboration Program. For a maximum of [***], for so long as Bayer requires BicycleTx to perform Research Activities under a Research Plan in respect of such Collaboration Program, Bayer shall pay to BicycleTx [***] for each [***], provided such payments in aggregate (including the payment for the [***] of the respective Collaboration Program) shall not exceed [***] (the "Target Substitute Fee"). Bayer shall pay the amount due to BicycleTx for the [***] of such Collaboration Program within [***] of its receipt of the relevant invoice from BicycleTx sent on or after the agreement of the Research Plan for the Collaboration Program. From and including the [***] of such Collaboration Program, Bayer shall pay the amounts due to BicycleTx within [***] of Bayer's receipt of the corresponding invoice from BicycleTx, but not before the [***] Business Day of such [***].
7.3	Bayer Non-RLT Option Fee and Bayer Non-RLT Collaboration Program Fee
7.3.1	Within [***] of Bayer's receipt of the relevant invoice from BicycleTx sent on or after the agreement of a Research Plan pursuant to Clause 4.2.7 following Bayer's exercise of the Bayer Non-RLT Option in respect of a Non-RLT Collaboration Program which Research Plan requires the use by BicycleTx of its Phage Platform to re-initiate a [***] for the generation of Hit Bicycles pursuant to Clause 4.2.4, Bayer shall pay to BicycleTx, on a Target-by-Target basis, a [***] payment of [***] (the "Bayer Non-RLT Option Fee").
7.3.2	In respect of a Non-RLT Collaboration Program pursuant to Clause 4.2.5 that does not require the use by BicycleTx of its Phage Platform to re-initiate a [***] for the generation of Hit Bicycles, within [***] of Bayer's receipt of the relevant invoice from BicycleTx sent on or after Bayer's exercise of the Bayer Non-RLT Option and agreement of a Research Plan pursuant to Clause 4.2.7, Bayer shall pay to BicycleTx [***] for the first [***] of such Collaboration Program, and for so long as Bayer requires BicycleTx to perform Research Activities under a Research Plan in respect of such Collaboration Program, and for a maximum of [***] only, Bayer shall pay to BicycleTx an amount of [***] for each subsequent [***], such payments in aggregate resulting in a maximum payment of [***], (the "Bayer Non-RLT Collaboration Program Fee"). Bayer shall make such subsequent payments within [***] of Bayer's

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

receipt of the corresponding invoice from BicycleTx, but not before the [***] Business Day of such [***].
7.4	Development Milestones
7.4.1	Development Milestone Payments

In partial consideration of the rights granted by BicycleTx to Bayer hereunder, Bayer shall make a one-time, [***] payment to BicycleTx in the amount corresponding to such Development Milestone Event (each a "Development Milestone Payment") on the first achievement by Bayer, its Affiliates, or their Sublicensees, of each of the milestone events set out in the table below for each Target and for up to two Indications per Target, where applicable (each, a "Development Milestone Event"):

Development Milestone Payment
	Development Milestone Event (per Target)	[***] Amount	[***] Amount
1.	[***]4.1.5	[***]	-
2.	[***]	[***]	-
3.	[***]	[***]	-
4.	[***]	[***]	-
5.	[***]	[***]	[***]
6.	[***]	[***]	[***]
7.	[***]	[***]	[***]
8.	[***]	[***]	[***]

7.4.2	[***].
7.4.3	Bayer shall notify BicycleTx with written notice within [***] after achieving any Development Milestone Event set forth in the table above. Following such notice BicycleTx shall issue an invoice for the corresponding Development Milestone Payment and Bayer shall pay the Development Milestone Payment within [***] after receipt of such invoice from BicycleTx.
7.4.4	The Parties agree that the Development Milestone Payments listed in Clause 7.4.17.4.1 are in respect of Licensed Products that are for therapeutic purposes only. Bayer shall not pay any Development Milestone Payments in respect of Licensed Products that are for diagnostic but not therapeutic purposes to BicycleTx.

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

7.5	Sales-Based Milestones
7.5.1	In partial consideration of the rights granted by BicycleTx to Bayer hereunder, and in addition to any Development Milestone Payment (where applicable and payable), Bayer shall also make the following one-time, [***] milestone payments (each a "Sales Milestone Payment") upon the first achievement of the corresponding events on the aggregated Net Sales of all Licensed Products within a Calendar Year on a Target-by-Target basis (each a "Sales Milestone Event") by Bayer, its Affiliates, or their Sublicensees:
	Sales Milestones Event	Sales Milestone Payment Amount
1.	[***]	[***]
2.	[***]	[***]
3.	[***]	[***]
4.	[***]	[***]
TOTAL = £194,494,000 per Target

7.5.2	For clarity, subject to Clause 7.5.4, the foregoing Sales Milestone Payments shall be payable [***] with respect to each Target, regardless of the number of Calendar Years in which the Licensed Products directed to the Target (as applicable) achieve such Sales Milestone Event. For further clarity, such payments shall be payable on a cumulative basis such that if, for example, Sales Milestone #2 is achieved in the same Calendar Year as Sales Milestone

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

#1 in respect of a Target then Sales Milestone Payment #1 shall be payable at the same time as Sales Milestone #2.
7.5.3	Bayer shall notify BicycleTx together with the Royalty Report following the end of the last Calendar Quarter of the Calendar Year in which such Sales Milestone Event in the table above was achieved. Following such notice, BicycleTx shall issue an invoice for the corresponding Sales Milestone Payment and Bayer shall pay the Sales Milestone Payment within [***] after receipt of such invoice from BicycleTx.
7.5.4	The Parties agree that the Sales Milestone Payments listed in Clause 7.5.1 7.5.1are in respect of Licensed Products that are for therapeutic purposes only. Bayer shall also pay Sales Milestone Payments to BicycleTx in respect of Licensed Products that are for diagnostic but not therapeutic purposes in accordance with Clause 7.5.17.5.1 except that: (i) the applicable Sales Milestone Payment will be an amount equivalent to [***] of the Sales Milestone Payment amount; and (ii) for the purposes of calculating the Net Sales for the applicable Sales Milestone Event in respect of diagnostic Licensed Products, only Net Sales in respect of the diagnostic Licensed Product shall be taken into account. In all other manners the provisions of Clause 7.5 shall apply on a mutatis mutandis basis in respect of Licensed Products for diagnostic purposes.

For the avoidance of doubt, each Sales Milestone may be achieved on a Target-by-Target basis once in respect of a therapeutic Licensed Product and once in respect of a diagnostic Licensed Product.  By way of non-exhaustive example, upon the aggregated Net Sales in the Territory of a diagnostic Licensed Product in respect of a Target in a given Calendar Year exceeding [***], Bayer shall pay to BicycleTx [***].  By way of further non-exhaustive example, if Bayer, its Affiliates, or their Sublicensees hits aggregated Net Sales in a Calendar Year in excess of [***] in respect of a therapeutic Licensed Product for the purpose of such Target, Bayer shall also pay to BicycleTx [***].

7.6	Royalties
7.6.1	Royalty Rates
(a)As further consideration for the rights granted to Bayer hereunder, subject to Clause 7.6.3 and 7.6.4, commencing upon the First Commercial Sale of a Licensed Product in the Territory, on a Licensed Product-by-Licensed Product basis, Bayer shall pay to BicycleTx a [***] royalty on the aggregated Net Sales of each Licensed Product sold by Bayer, its Affiliates, and their Sublicensees in the Territory during each Calendar Year (the "Royalty Payment") at the following rates as set forth in the table below:
Net Sales in the Territory of a Licensed Product in a Calendar Year	Royalty Rate
[***]	[***]

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Net Sales in the Territory of a Licensed Product in a Calendar Year	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]

(b)The Parties agree that the Royalty Rates listed in Clause 7.6.1(a) are in respect of Licensed Products that are for therapeutic purposes only.  Bayer shall also pay royalties in respect of Licensed Products that are for diagnostic but not therapeutic purposes to BicycleTx in accordance with Clause 7.6.1 except that: (i) the applicable Royalty Rate will be an amount equivalent to [***] of the Royalty Rate listed in Clause 7.6.1(a); and (ii) for the purposes of calculating the Net Sales for the applicable royalties in respect of diagnostic Licensed Products, only Net Sales in respect of the diagnostic Licensed Product shall be taken into account.  In all other manners the provisions of Clause 7.6 shall apply on a mutatis mutandis basis in respect of Licensed Products for diagnostic purpose.

For the avoidance of doubt, royalties on Net Sales of therapeutic Licensed Products shall be calculated separately from royalties on diagnostic Licensed Products.  By way of non-exhaustive example, if the aggregated Net Sales in the Territory of a diagnostic Licensed Product in respect of a Target in a given Calendar Year are [***], Bayer shall pay to BicycleTx a Royalty Rate on those Net Sales of [***], i.e. [***]. By way of further non-exhaustive example, if Bayer, its Affiliates, or their Sublicensees hits aggregated Net Sales in a Calendar Year of [***] in respect of a therapeutic Licensed Product for the purpose of such Target, Bayer shall also pay to BicycleTx a Royalty Rate on those Net Sales of [***] i.e. [***].

7.6.2	Royalty Term

The Parties agree that royalties will be payable by Bayer on a Licensed Product-by-Licensed Product and country-by-country basis, commencing on the First Commercial Sale of such Licensed Product in such country and ending on the latest to occur of: (a) the expiration of the last Valid Claim of [***] such Licensed Product in such country; (b) [***] after First Commercial Sale of such Licensed Product for use in humans in such country; or (c) the expiration of Market Exclusivity for such Licensed Product in such country (the "Royalty Term").  For the avoidance of doubt, the expiry of the Royalty Term with respect to a particular country for a given Licensed Product shall not result in the termination of the Royalty Term in any other country or for any other Licensed Product with respect to that country or any other country.

7.6.3	Royalty Reductions

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(a)If, at any point during the applicable Royalty Term, on a country-by-country basis the sale, Manufacture, use or other Exploitation of a Licensed Product is not Covered by any of the Valid Claims of a Bicycle Background Patent, BicycleTx Sole Patent, BicycleTx Specific Collaboration Patent, Joint Collaboration Patent or Royalty Patent, then, subject to Clause 7.6.47.6.4, the applicable royalty rate used to calculate Royalty Payments on Net Sales of such Licensed Product in the applicable country of sale will be reduced by [***] as from the first day of the first Calendar Quarter in which there is no Valid Claim.
(b)If, following the first market entry of a Generic Product of a Licensed Product in the United States, during the Royalty Term for such Licensed Product in the United States, there has been in any Calendar Quarter after such entry [***] of such Licensed Product [***], then, except as set forth in Clause 7.6.4 below, the applicable royalty rate on the Net Sales of such Licensed Product in the United States shall be reduced by [***] for such Licensed Product in such country.  Such a reduction [***].

With respect to the rest of the world excluding the United States, on a country-by-country basis, following the first market entry of a Generic Product of a Licensed Product in the applicable country, during the Royalty Term for such Licensed Product in such country, except as set forth in Clause 7.6.4 below, the applicable royalty rate on the Net Sales of such Licensed Product in such country shall be reduced by [***] for such Licensed Product in such country.

(c)Subject to Clause 7.6.4, if, during the Term of this Agreement, Bayer, its Affiliates or Sublicensees enter into an agreement with a Third Party with respect to such Third Party's Patents that is necessary for the Development or Commercialisation of any Licensed Product, and under which Third Party agreement Bayer, its Affiliates or Sublicensees are required to make payments to such Third Party as a result of practising such Third Party's Patents in connection with the Development or Commercialisation of such Licensed Product, as such agreement may be amended from time-to-time (a "Bayer In-Licence Agreement") Bayer shall be entitled to deduct from any royalties payable in a Calendar Quarter hereunder with respect to such Licensed Product for a particular country up to [***] of all upfront payments, milestone payments and royalties paid under such Bayer In-Licence Agreements in such Calendar Quarter with respect to such Licensed Product for such country. If such a Bayer In-Licence Agreement is also necessary for[***].
(d)Subject to Clause 7.6.4, if during the Royalty Term, a court or a governmental agency of competent jurisdiction requires Bayer, its Affiliates or Sublicensees to grant a compulsory licence to a Third Party permitting such Third Party to sell a Licensed Product in a particular country, then the royalty to be paid by Bayer hereunder on the Net Sales of such Licensed Product in such country shall automatically be reduced to [***].

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

7.6.4	Royalty Floor

In no event shall any deduction to Royalty Payments described in one of the subsections in Clause 7.6.37.6.3 (whether alone or in aggregate) reduce the Royalty Payments owed by Bayer to BicycleTx under Clause 7.6.1 by more than [***] in any Calendar Quarter.

7.7	Royalty Payments and Reports

Bayer shall calculate all amounts payable to BicycleTx pursuant to Clause 7.6 7.6following the end of each Calendar Quarter.  Within [***] after the end of each Calendar Quarter, Bayer shall provide BicycleTx with a statement showing [***].

Bayer shall pay to BicycleTx the royalty amounts due with respect to a given Calendar Quarter within [***] after receipt of a respective invoice.

7.8	Payment Details

All payments due to BicycleTx under this Agreement shall be paid upon the receipt of a respective invoice in [***], in accordance with Clause 7.9, except for the Upfront Fee which shall be paid in [***].  All such payments shall be made by wire transfer to the following bank account, or to such other bank account specified in writing by BicycleTx to Bayer at least [***] prior to the due date for payment:

Payment of [***]:

[***]

Payment of [***]:

[***]

Each invoice for payments shall be sent by email only to the below email address and be addressed to:

[***]

mentioning such other information reasonably required and as may be reasonably amended or provided by Bayer to BicycleTx from time to time.
Each invoice for payments mentioning the aforementioned address and reference shall be sent electronically in portable document format (pdf) via email without electronic signature ("pdf-invoicing") to:

[invoice.bhc.cc.ch@bayer.com]

thus, replacing a corresponding paper form.

7.9	Currency Conversion

All payments under this Agreement will be made in Pounds except the Up-Front Fee which shall be paid in Dollars.  Where the payments due under this Agreement are calculated based on a currency other than [***], the amount due will be converted to [***] using the average quarter to date exchange rate for the applicable Calendar Quarter as consistently applied per Bayer’s internal accounting and reporting process

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

in accordance with IFRS and being part of the regular review of a certified public auditing company.

7.10	Taxes
7.10.1	VAT

All sums payable under this Agreement are exclusive of any amount in respect of VAT.  If, in respect of any sum payable under this Agreement, the Party receiving the payment (the "Payee") (or a member of its VAT group) is or will be required to account to any tax authority for VAT, the Party making the payment (the "Paying Party") shall, in addition to any other amounts payable under this Agreement, pay to the Payee, against delivery of a valid VAT invoice, an amount equal to such VAT.

7.10.2	Withholding Tax

When a Party is required to make a payment to the other Party pursuant to this Agreement, the Paying Party shall be entitled to deduct and withhold from the amount payable any tax which the Paying Party is required by law to withhold or deduct ("Withholding Tax").

BicycleTx herewith confirms as of the Effective Date that any Intellectual Property licensed by BicycleTx to Bayer under this Agreement, in particular the Licensed IP, is not for tax purposes allocated to or held by a permanent establishment of BicycleTx in Germany.  BicycleTx will inform Bayer reasonably in advance in case such Intellectual Property is for tax purposes to be allocated to or held by a permanent establishment of BicycleTx in Germany.

If the applicable tax rate for Withholding Tax is actually reduced according to the regulations in an applicable double tax treaty or under local law, no withholding or deduction shall be made or shall be made at a reduced amount, as the case may be, only if the Paying Party is timely furnished with the necessary documents by the Payee.  These documents issued by the competent tax authority must certify that the payment is exempt from tax or subject to a reduced tax rate and allow the Paying Party to refrain from making any withholding or deduction or to make the withholding or deduction at a reduced tax rate.  The Payee will inform the Paying Party at least [***] before the payment due date if the requirements for an exemption from Withholding Tax or an application of a reduced tax rate for Withholding Tax are no longer satisfied, and not having received such information from the Payee within such time shall be deemed as confirmation by the Payee that such requirements are still satisfied.

Any Withholding Tax deducted by the Paying Party shall be treated as having been paid by the Paying Party to the Payee for all purposes of this Agreement.  The Paying Party shall timely forward the receipts certifying the payments of Withholding Tax to the Payee.  If and to the extent the Paying Party has not deducted Withholding Tax but is still required by law to pay Withholding Tax to the tax authorities, the Paying Party shall inform the Payee immediately after becoming aware of such obligation and the Payee shall reasonably assist

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

the Paying Party with regard to all reasonable procedures required in order to achieve an exemption / release from such payment obligation.  In case the Paying Party must pay or is held liable for Withholding Tax and an exemption or release from such payment obligation or liability is not possible after the Parties have made reasonable efforts and cooperated (see Clause 7.10.4), the Payee will pay an amount equal to the amount of Withholding Tax to the Paying Party separately and timely in advance of any payment due date of such Withholding Tax if the Paying Party has given written notice to the Payee of the amount of Withholding Tax that is due at least [***] before any payment due date.  If the notification by the Paying Party has not been made at least [***] prior to any payment due date the Payee will pay an amount equal to the amount of Withholding Tax to the Paying Party [***] after the notification by the Paying Party.  The Payee shall indemnify and hold the Paying Party harmless from any associated costs if, but only to the extent, they are caused by the Payee's actions (in particular, but not limited to, caused by the Payee's late payment, or the Payee's missing information).

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

7.10.3	Withholding Tax Actions

Notwithstanding the foregoing, the Parties acknowledge and agree that if Bayer (or its assignee pursuant to Clause 13.313.3) is required by Applicable Law to withhold taxes in respect of any amount payable under this Agreement ("Withholding Obligation"), then if, but only to the extent that: (i) such Withholding Obligation arises as a result of an action of Bayer, including any assignment of this Agreement by Bayer as permitted under Clause 13.313.3, a change in tax residency of Bayer or payments arise or are deemed to arise through a branch of Bayer, and (ii) the amount of such Withholding Tax exceeds the amount of Withholding Tax that would have been applicable if such action of Bayer had not occurred (a "Withholding Tax Action"), then, notwithstanding anything to the contrary herein, any such amount payable by Bayer under this Agreement shall be increased to take into account such Withholding Tax as may be necessary so that, after making all required withholdings, BicycleTx (or its assignee pursuant to Clause 13.313.3) receives an amount equal to the sum it would have received had no such Withholding Tax Action occurred (the "Gross-Up Mechanism"). For the avoidance of doubt, the Parties acknowledge and agree that any Withholding Obligation for Bayer which arises only as a result of any change in any applicable tax law by any competent tax legislator is not to be considered a Withholding Tax Action. However, if the Gross-Up Mechanism applies and BicycleTx has received a credit or refund for the full or partial amount of the applicable payable Withholding Tax, BicycleTx shall pay to Bayer an amount equal to the amount BicycleTx assesses (acting reasonably) which would leave it, after such payment, in the same position as it would have been in the absence of the Withholding Tax and the credit or refund of such payment to be made by BicycleTx within [***] after receiving the tax credit or refund.

7.10.4	Cooperation

BicycleTx and Bayer shall use their reasonable efforts and cooperate to avoid any Withholding Tax and failing that to obtain the maximum exemption, credit or refund (as applicable) available in relation to any Withholding Tax in either case to the extent practicable and reasonable under Applicable Law.

7.11	Interest on Late Payments

All payments not made by the respective payment date set out in this Agreement, with the exception of payments not paid within [***] of the respective payment date for technical reasons that are outside of the paying party's control, shall be subject to late payment interest thereon [***].

7.12	Records

Bayer shall retain, and shall procure that all Sublicensees retain, true and accurate records and books of account containing all data necessary for the calculation of the amounts payable by it to BicycleTx pursuant to the Agreement. Those records and books of account shall be kept for [***] following the end of the period to which they relate.

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

7.13	Audits

To validate Bayer's, or any of its Affiliates or Sublicensees compliance with its obligations under or in connection with this Agreement, BicycleTx may, during the course of this Agreement and for [***] after expiry or termination of this Agreement, appoint auditors, at BicycleTx's [***] (except as otherwise contemplated below), to carry out an audit of Bayer's records from time to time on behalf of BicycleTx.  The auditors selected by BicycleTx shall be subject to acceptance by Bayer, such acceptance not to be unreasonably withheld.  Audits may be undertaken subject to the following conditions:

7.13.1	any such audits shall be undertaken by an independent certified public accountant;
7.13.2	any such audits shall be conducted during regular business hours at Bayer's premises upon [***] prior written notice by BicycleTx and shall not interfere unreasonably with Bayer's business activities;
7.13.3	the auditor may inspect records for up to [***] after the end of the period to which they pertain;
7.13.4	audits may not take place more than [***] per [***] and no period may be audited more than once;
7.13.5	prior to the audit taking place, auditor shall undertake to Bayer that they shall keep all information confidential and shall not disclose any information to BicycleTx (except as set forth in Clause 7.13.6 below) or any Third Party, and shall only use the same for the purpose of calculations which they need to perform hereunder;
7.13.6	details of the auditor's findings (including, for the avoidance of doubt, monetary values and supporting calculations) shall not be shared with BicycleTx except in the form of a summary report. In any event, the results shall be communicated to Bayer before being shared with BicycleTx. Bayer shall be given a period of [***] following receipt of such summary report to review and respond to the auditor’s findings before the summary report is provided to BicycleTx, such reports to include Bayer’s response to the findings;
7.13.7	the auditor shall not be permitted to include any extrapolation calculations (based on sampling of the underlying data) in the calculation of amounts underpaid to BicycleTx;
7.13.8	if an audit reveals that Bayer has underpaid royalties due, BicycleTx may invoice Bayer for the underpaid amount and Bayer shall pay such invoice within [***] of receiving the invoice;
7.13.9	if an audit reveals an underpayment in excess of [***] of the fees for the period subject to review by BicycleTx, then Bayer shall pay the reasonable costs of BicycleTx in conducting the audit (including the reasonable costs of the auditors) within [***] of BicycleTx notifying Bayer that the audit has been completed; and

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

7.13.10	if an audit reveals an overpayment (the amount of each such overpayment, an "Overpayment Amount"), then, the Overpayment Amount will be credited against any future amounts payable to BicycleTx by Bayer, provided that (i) where no such future amounts are payable to BicycleTx, BicycleTx shall reimburse Bayer for such Overpayment Amount within [***] after the date such audit reveals such Overpayment Amount; and (ii) where the size of the future amounts payable to BicycleTx are such that the Overpayment Amount has not been credited in full against such future payments within [***] after the date such audit reveals such Overpayment Amount, BicycleTx shall reimburse Bayer for the balance of such Overpayment Amount within [***] after the end of such [***] period.
8	Intellectual Property
8.1	Ownership of lntellectual Property
8.1.1	Ownership of Background IP

As between the Parties:

(a)BicycleTx shall retain ownership of all right, title, and interest in and to any and all of Bicycle Background IP; and
(b)Bayer shall retain ownership of all right, title, and interest in and to any and all of Bayer Background IP.
8.1.2	Ownership of Collaboration IP

As between the Parties:

(a)BicycleTx shall own all right, title and interest in and to any (i) [***] and (ii) [***];
(b)subject to Clause 8.1.2(a), Bayer shall own all right, title and interest in and to any [***] (the "Bayer Specific Collaboration IP");
(c)subject to Clause 8.1.2(a) and Clause 8.1.2(b), [***] (the "Linker Specific Collaboration IP")];
(d)[***] (the "Non-Specific Collaboration IP");
(e)the ownership [***] shall be determined in accordance with the rules on inventorship as determined in accordance with the rules of inventorship under [***], i.e.:
(i)[***] (as applicable the "Bayer Sole IP" or "BicycleTx Sole IP"); and
(ii)[***] (the "Joint Collaboration IP") with full ownership rights in and to that Joint Collaboration IP.  [***].

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.2	Assignment of IP
8.2.1	Each Party shall cause all Persons who perform activities for such Party under this Agreement to be under an obligation to assign such rights in any information and Intellectual Property or grant such licences under any information and Intellectual Property resulting from such activities to such Party as required for such Party to comply with the provisions on ownership of Intellectual Property or to comply with the licence grants under this Agreement, except where Applicable Law requires otherwise and except in the case of governmental, not-for-profit and public institutions which have standard policies against such an assignment (in which case a suitable licence, or right to obtain such a licence, shall be obtained).
8.2.2	Bayer shall promptly disclose to BicycleTx in writing any BicycleTx Specific Collaboration IP made by Bayer or by Persons (other than BicycleTx) who perform activities for Bayer under this Agreement and BicycleTx shall promptly disclose to Bayer in writing any Bayer Specific Collaboration IP made by BicycleTx or by Persons (other than Bayer) who perform activities for BicycleTx under this Agreement. Bayer hereby assigns or shall cause to be assigned (and to the extent such assignment can only be made in the future, hereby agrees to assign) to BicycleTx all of its right, title and interest in and to any and all BicycleTx Specific Collaboration IP. BicycleTx hereby assigns or shall cause to be assigned (and to the extent such assignment can only be made in the future, hereby agrees to assign) to Bayer all of its right, title and interest in and to any and all Bayer Specific Collaboration IP. The Parties will execute and record assignments and other necessary documents consistent with such ownership promptly upon request.
8.3	Patent Prosecution and Maintenance
8.3.1	BicycleTx Responsibility

Subject to Clause 8.3.4(b), BicycleTx shall have the right, but not the obligation, [***], to file, prosecute and maintain worldwide any [***]. With respect to any BicycleTx Bicycle Patents, BicycleTx:

(a)shall, through the JPC, keep Bayer informed in relation to the preparation, filing, prosecution and maintenance of the BicycleTx Bicycle Patents, including by:
(i)providing Bayer with a copy of material communications to and from any patent authority in the Territory regarding the BicycleTx Bicycle Patents and claims therein; and
(ii)providing drafts of any communications to any patent authority covered by (i) above and any material filings to be made to such patent authorities in the Territory sufficiently in advance of submitting communications or such filings so as to allow for a reasonable opportunity for Bayer to review and comment on such communications and filings;

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(b)shall, through the JPC, consider and take into account Bayer's comments in relation to the preparation, filing, prosecution and maintenance of the BicycleTx Bicycle Patents, and in particular where such comments are with respect to [***].  To the extent BicycleTx does not intend to reflect Bayer's comments, BicycleTx shall notify Bayer of its decision and provide its reasons for such decision in order to enable Bayer to discuss such decision with BicycleTx; and
(c)in prosecuting the BicycleTx Bicycle Patents, shall not (i) [***]; or (ii) [***].
8.3.2	Bayer Responsibility

Subject to Clause 8.3.4(b), Bayer shall have the right, but not the obligation, [***], to prosecute and maintain worldwide any [***].  With respect to the [***], Bayer:

(a)shall, through the JPC, keep BicycleTx reasonably informed in relation to the preparation, filing, prosecution and maintenance of [***], including by:
(i)providing BicycleTx with a copy of material communications to and from any patent authority in the Territory regarding the [***] and claims therein; and
(ii)providing drafts of any communications to any patent authority covered by (i) above and any material filings to be made to such patent authorities in the Territory sufficiently in advance of submitting such communications or filings so as to allow for a reasonable opportunity for BicycleTx to review and comment on such communications and filings;
(b)shall, through the JPC, consider and take into account BicycleTx's comments in relation to the preparation, filing, prosecution and maintenance of the [***], and in particular where such comments are with respect to [***].  To the extent Bayer does not intend to reflect BicycleTx's comments, Bayer shall notify BicycleTx of its decision and provide its reasons for such decision in order to enable BicycleTx to discuss such decision with Bayer; and
(c)in prosecuting the [***], shall not (i) [***]; or (ii) [***].

If during the Term, Bayer no longer wishes to file, prosecute or maintain a [***] Bayer shall notify BicycleTx of such intention at least [***] prior to any final deadline with respect to such Patent to enable BicycleTx to decide whether it wishes to obtain ownership of the [***] and, if it does, Bayer shall assign its right, title and interest in and to such [***] to BicycleTx and BicycleTx shall have the right, but not the obligation, to assume responsibility for the prosecution and maintenance thereof at [***] with counsel of its choice.

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.3.3	Joint Collaboration Patents

Any Joint Collaboration Patents shall be filed in the joint names of the Parties and the Parties shall be responsible for sharing the costs (on a fifty/fifty basis) of the filing, prosecution and maintenance of the Joint Collaboration Patents.  The Parties shall, through the JPC, cooperate in the filing, prosecution and maintenance of the Joint Collaboration Patents and Bayer, acting through patent counsel of Bayer's choice, shall take the responsibility for implementing the actions decided by the JPC and:

(a)shall, through the JPC, keep BicycleTx reasonably informed in relation to the preparation, filing, prosecution and maintenance of the Joint Collaboration Patents, including by:
(i)providing BicycleTx with a copy of material communications to and from any patent authority in the Territory regarding the Joint Collaboration Patents and claims therein; and
(ii)providing drafts of any communications to any patent authority covered by (i) above and any material filings to be made to such patent authorities in the Territory sufficiently in advance of submitting such communications or filings so as to allow for a reasonable opportunity for BicycleTx to review and comment on such communications and filings;
(b)shall, through the JPC, consider and take into account BicycleTx's reasonable comments in relation to the preparation, filing, prosecution and maintenance of the Joint Collaboration Patents, and in particular where such comments are with respect to [***].  To the extent Bayer does not intend to reflect BicycleTx's comments, Bayer shall notify BicycleTx of its decision and provide its reasons for such decision in order to enable BicycleTx to discuss such decision with Bayer; and
(c)in prosecuting the Joint Collaboration Patents, shall not (i) [***]; or (ii) [***].

If during the Term, either Party no longer wishes to file, prosecute or maintain a Joint Collaboration Patent, it shall notify the other Party of such intention at least [***] prior to any final deadline with respect to such Patent to enable the other Party to decide whether it wishes to obtain ownership of the first Party's share in the Joint Collaboration Patent and, if it does, the first Party shall assign its right, title and interest in and to such Joint Collaboration Patent to the other Party and the other Party shall have the right, but not the obligation, to assume responsibility for the filing, prosecution and maintenance thereof at [***] with counsel of its choice.

8.3.4	Cooperation
(a)The Parties agree to promptly provide all information and execute all documents, or require inventors, subcontractors, employees and

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

consultants to provide all information and execute all documents, as reasonable and appropriate for the purposes of the preparation, filing, prosecution and maintenance of any BicycleTx Sole Patents, BicycleTx Specific Collaboration Patents, Bayer Specific Collaboration Patents, Bayer Sole Patents, Development Candidate Patents, BicycleTx Bicycle Patents, Joint Collaboration Patents and any other Patents with respect to Collaboration IP in the Territory.
(b)The Parties shall cooperate and use good faith efforts to submit simultaneous Patent applications containing coordinated claims for each BicycleTx Bicycle Patent and Development Candidate Patent, as applicable for each Development Candidate.
8.4	Patent Enforcement
8.4.1	Collaboration Patents
(a)Each Party shall promptly notify the other Party in writing of any alleged or threatened infringement, misappropriation, or other violation by a Third Party in the Field in the Territory of which it becomes aware, including any "patent certification" filed in the United States under 21 U.S.C. §355(b)(2) or 21 U.S.C. §355(j)(2) or similar provisions in other jurisdictions and of any request for declaratory judgment, opposition, nullity action, interference, inter-partes reexamination, inter-partes review, post-grant review, derivation proceeding, or similar action alleging the invalidity, unenforceability or non-infringement (collectively "Third Party Infringement") of any Collaboration IP of which such Party becomes aware.
(b)BicycleTx shall have the sole right, but not the obligation, to pursue any such Third Party Infringement involving any claims of [***] and shall retain control of such claim, suit or proceeding.
(c)Bayer shall have the sole right, but not the obligation, to pursue any such Third Party Infringement involving any claims of [***] and shall retain control of such claim, suit or proceeding.  If during the Term, Bayer decides not to defend any Third Party Infringement in which the validity of a [***] has been or is likely to be put in issue, Bayer shall notify BicycleTx of such intention promptly after making such decision and, in any event, sufficiently in advance of any applicable deadline in relation to such Third Party Infringement to enable BicycleTx to reasonably meet such deadline, and BicycleTx shall have the right, but not the obligation, to assume responsibility for such Third Party Infringement at [***] with counsel of its choice.
8.4.2	Joint Collaboration Patents
(a)Each Party shall promptly notify the other Party in writing of any Third Party Infringement of a Joint Collaboration Patent of which it becomes aware.

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(b)Bayer shall have the sole right, but not the obligation, to pursue any Third Party Infringement of a claim under a Joint Collaboration Patent that Covers an aspect of a Licensed Product [***] and Bayer shall retain control of such claim, suit or proceeding (a "Bayer Joint Patent Action") but shall take into account any reasonable comments and suggestions made by BicycleTx in relation to such Bayer Joint Patent Action.  Bayer will provide to BicycleTx copies of all filings with respect to a Bayer Joint Patent Action.  In the event Bayer pursues any Bayer Joint Patent Action, BicycleTx shall have the right to join as a party to such Bayer Joint Patent Action and participate with its own counsel [***]; provided that Bayer shall retain control of the Bayer Joint Patent Action.  If Bayer decides not to take any action in respect of any Bayer Joint Patent Action, it shall notify BicycleTx in writing of such decision within [***] of arriving at such a decision but at least [***] before the right to bring a claim, suit or proceeding becomes time-barred.  Upon receipt of such written notice, BicycleTx will have the right, but not the obligation, to become the controlling Party and commence or defend against such a suit or take such an action, and in respect of such activities, this Clause 8.4.2 shall apply mutatis mutandis.
(c)BicycleTx shall have the sole right, but not the obligation, to pursue any such Third Party Infringement of a claim under a Joint Collaboration Patent that does not Cover an aspect of a Licensed Product [***] and BicycleTx shall retain control of such claim, suit or proceeding (a "BicycleTx Joint Patent Action") but shall take into account any reasonable comments and suggestions made by Bayer in relation to such BicycleTx Joint Patent Action.  BicycleTx will provide to Bayer copies of all filings with respect to a BicycleTx Joint Patent Action.  In the event BicycleTx pursues any BicycleTx Joint Patent Action, Bayer shall have the right to join as a party to such BicycleTx Joint Patent Action and participate with its own counsel [***]; provided that BicycleTx shall retain control of the BicycleTx Joint Patent Action.  If BicycleTx decides not to take any action in respect of any BicycleTx Joint Patent Action, it shall notify Bayer in writing of such decision within [***] of arriving at such a decision but at least [***] before the right to bring a claim, suit or proceeding becomes time-barred.  Upon receipt of such written notice, Bayer will have the right, but not the obligation, to become the controlling Party and commence or defend against such a suit or take such an action, and in respect of such activities, this Clause shall apply mutatis mutandis.
8.5	Cooperation
8.5.1	At the request and expense of the Party bringing a claim in respect of a Third Party Infringement action pursuant to Clause 8.4 the other Party shall provide assistance in connection therewith, including by executing reasonably appropriate documents, providing access to the other Party's employees, cooperating reasonably in discovery and joining as a party to the action if

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

required. The Party commencing the litigation shall provide the other Party with copies of all pleadings and other documents filed with the court and shall consider reasonable input from the other Party during the course of the proceedings. Unless otherwise set forth herein, the Party entitled to bring a claim in respect of a Third Party Infringement in accordance with Clause 8.4 shall have the right to settle such claim; provided that neither Party shall have the right to settle any claim in respect of the Third Party Infringement under Clause 8.4 in a manner that diminishes or has an adverse effect on the rights or interest of the other Party, or in a manner that imposes any costs or liability on, or involves any admission by, the other Party, without the express written consent of such other Party.
8.5.2	Any recoveries resulting from such an action relating to a claim of Third Party Infringement described in Clause 8.4 shall be [***]. Any [***]; provided, however, that [***].
8.6	Patent Extensions
8.6.1	If requested by Bayer, [***] in obtaining patent term restoration (including under the Drug Price Competition and Patent Term Restoration Act), supplemental protection certificates or their equivalents, and Patent Term Extensions with respect to the [***], in any country or region where applicable. [***].
8.6.2	Bayer shall in [***] determine which, if any, [***] it will apply to extend.
8.7	Product Trademarks

As between the Parties, Bayer shall own all right, title, and interest to the Product Trademarks in the Territory, and shall be responsible for the development, selection, registration, prosecution, maintenance and enforcement thereof.  [***].  BicycleTx shall [***].  Subject to Clauses 6.1.2 and 6.1.3, Bayer shall ensure that the Product Trademarks do not include any Trademarks that are the same as or confusingly similar to the BicycleTx Trademarks.

8.8	Inventor's Remuneration

Each Party shall be solely responsible for any remuneration that may be due such Party's inventors under any applicable inventor remuneration laws.

8.9	Common Interest

All information exchanged between the Parties regarding the prosecution, maintenance, enforcement and defence of Patents under this Clause 8 will be deemed to be Confidential Information of the Disclosing Party. In addition, the Parties acknowledge and agree that, [***].  The Parties agree and acknowledge [***].  Notwithstanding anything to the contrary in this Agreement, to the extent a Party has a good faith belief that any information required to be disclosed by such Party to the other Party under this Clause 8 is protected by attorney-client privilege or any other applicable legal privilege or immunity, such Party shall not be required to disclose such information and the Parties shall in good faith cooperate to agree upon a procedure (including entering into a specific common interest agreement or disclosing such

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

information on a "for counsel eyes only" basis or similar procedure) under which such information may be disclosed without waiving or breaching such privilege or immunity.

9	Confidentiality and Non-Disclosure
9.1	Confidentiality Obligations

Each Party (the "Receiving Party") shall, and shall cause its officers, directors, employees and agents to, keep confidential and not publish or otherwise disclose to a Third Party and not use, directly or indirectly, for any purpose, any Confidential Information disclosed to it or otherwise made known to it, directly or indirectly, by the other Party (the "Disclosing Party"), except to the extent such disclosure or use is expressly permitted by the terms of this Agreement or is necessary for the performance of its obligations, or the exercise of such Receiving Party's rights under, this Agreement.  Each Party will use at least the same standard of care as it uses to protect its own proprietary or Confidential Information (but no less than reasonable care) to ensure that its employees, agents, consultants, contractors, and other representatives do not disclose or make any unauthorised use of the other Party's Confidential Information.  Each Party will promptly notify the other upon discovery of any loss or unauthorised use or disclosure of the other Party's Confidential Information.  Notwithstanding the foregoing, to the extent the Receiving Party can demonstrate by documentation or other competent proof, the confidentiality and non-use obligations under this Clause 9.1 with respect to any Confidential Information shall not include any information that:

9.1.1	has been published by a Third Party or otherwise is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no wrongful act, fault or negligence on the part of the Receiving Party;
9.1.2	has been in the Receiving Party's possession or was already known prior to disclosure by the Disclosing Party without any obligation of confidentiality to a Third Party with respect to such information, and provided that, if such information is subject to confidentiality obligations to a Third Party, the Receiving Party may still use such information in accordance with such other confidentiality terms and conditions;
9.1.3	is subsequently received by the Receiving Party from a Third Party without restriction and without breach of any agreement between such Third Party and the Disclosing Party, and provided that, if such information is subject to restrictions, the receiving Party may still use such information in accordance with the terms of such other agreement;
9.1.4	is generally made available to Third Parties by the Disclosing Party without restriction on disclosure; or
9.1.5	has been independently developed by or for the Receiving Party without reference to, or use or disclosure of, the Disclosing Party's Confidential Information.

Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the Receiving Party merely because the

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Confidential Information is embraced by more general information in the public domain or in the possession of the Receiving Party.  Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the Receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the Receiving Party unless the combination and its principles are in the public domain or in the possession of the Receiving Party.

9.2	Permitted Use or Disclosures
9.2.1	Each Party may disclose the other Party's Confidential Information to the extent that such disclosure is required to be disclosed pursuant to law, regulation or a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial or local governmental body of competent jurisdiction provided, that the Receiving Party shall first have given prompt written notice (and to the extent possible, at least [***] notice) to the Disclosing Party and given the Disclosing Party a reasonable opportunity to take whatever action it deems necessary to protect its Confidential Information. The Receiving Party shall cooperate and support the Disclosing Party's efforts to protect its Confidential Information as reasonably requested by the Disclosing Party. If no protective order or other remedy is obtained, or the disclosing Party waives compliance with the terms of this Agreement, the receiving Party shall furnish only that portion of Confidential Information that must be disclosed mandatorily; for clarity, disclosures required in the reasonable opinion of the Receiving Party's legal counsel to the U.S. Securities and Exchange Commission (or equivalent foreign agency) shall be subject to the following Clause 9.2.2.
9.2.2	The Parties acknowledge that either or both Parties (or its Affiliates) may be obligated to make one or more filings (including to file a copy of this Agreement) with the U.S. Securities and Exchange Commission (or equivalent foreign agency) or a governmental authority. Each Party will be entitled to make such a required filing, provided that if such filing includes a copy of this Agreement it will (a) submit in connection with such filing a copy of this Agreement in a form mutually agreed by the Parties in advance or, if, despite the reasonable efforts of the filing Party, a form mutually agreed by the Parties cannot be agreed in advance, redacted to the extent permitted by Applicable Law (the "Redacted Agreement"), (b) request and use reasonable efforts consistent with Applicable Laws to obtain confidential treatment of all terms redacted from this Agreement, as reflected in the Redacted Agreement, for a period of [***], (c) unless otherwise agreed in writing by the other Party, request an appropriate extension of the term of the confidential treatment period if legally justifiable. For clarity, following a request from a governmental authority to change the redactions requested by a Party in the Redacted Agreement, a Party will not be in breach of this Clause 9.2.2 for unredacting those redactions rejected by the applicable governmental authority, provided that such Party shall provide the other Party with a notice of the required change(s) and a copy of the revised redactions. Each Party will be responsible for its own legal and other external costs in connection with any such filing, registration, or notification.

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

9.2.3	Each Party may disclose the terms and conditions of this Agreement and Confidential Information of the other Party if and to the extent such disclosure is reasonably necessary in the following instances:
(a)on a need-to-know basis to its legal, financial and other professional advisors under appropriate conditions of confidentiality;
(b)under appropriate conditions of confidentiality in connection with an actual or potential (i) permitted licence or sublicence of its rights hereunder, (ii) debt, lease or equity financing of such Party, (iii) merger, acquisition, consolidation, share exchange or other similar transaction involving such Party and a Third Party, or (iv) co-funding or financing arrangement, provided that in each (i) to (iv) the Receiving Party provides prior written notice of such disclosure to the Disclosing Party and, to the extent practicable, takes reasonable and lawful actions to minimize the degree of such disclosure;
(c)to any Third Party that is or may be engaged to perform services in connection with the Development, Manufacturing, or Commercialisation of the Licensed Products only if and solely to the extent necessary to enable such Third Party to perform such services and under appropriate conditions of confidentiality;
(d)to any government agency or authority in connection with seeking government funding, support or grants, provided that neither Party shall seek such funding, support or grants without the prior consent of the other Party if the terms of such funding, support or grants would be in conflict with the terms of this Agreement (e.g., impair the Intellectual Property rights or licences granted under any Intellectual Property hereunder);
(e)subject to Clauses 8.3.1(b), 8.3.2(b) and 8.3.3(b), to the extent such disclosure is reasonably necessary in filing, prosecuting, or enforcing patent, copyright and trademark rights, in each case as permitted by this Agreement; and
(f)obtaining and maintaining Regulatory Approvals for, and conducting preclinical studies or Clinical Trials of, Licensed Products in accordance with the terms of this Agreement.
9.3	Use of Name

Except as expressly provided herein, neither Party shall mention or otherwise use the name, logo, or trademark of the other Party or any of its Affiliates (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material, or other form of publicity without the prior written approval of such other Party in each instance. The restrictions imposed by this Clause 9.39.3 shall not prohibit either Party from making any disclosure identifying the other Party that is required by Applicable Law.

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

9.4	Press Releases

The Parties may, on or following the Execution Date, issue a joint press release in the form provided in Schedule 4 to this Agreement.  Either Party may desire or be required to issue further press releases concerning this Agreement.  The Parties agree to consult with each other reasonably and in good faith with respect to the text and timing of any such press releases prior to the issuance thereof.  Notwithstanding the foregoing, neither Party may unreasonably withhold, condition, or delay consent to such releases by more than [***], and either Party may issue such press releases as it determines, based on advice of counsel, is reasonably necessary to comply with Applicable Laws or for appropriate market disclosure.  Notwithstanding the previous sentence, neither Party shall disclose the Confidential Information of the other Party in a press release without the other Party's prior written consent (for which an email suffices) or unless otherwise permitted under Clause 9.2 (Permitted Use or Disclosures).  Each Party shall provide the other Party with advance notice of legally required disclosures to the extent reasonably practicable, and to the extent possible, at least [***] prior to such disclosure.  To the extent that a press release requires the approval of the other Party and to the extent that such approval was obtained, after such approved press release has been issued by a Party, the precise or substantially similar wording may be re-issued by either Party unless (i) the content of such press release becomes misleading, outdated or otherwise inadequate as to subsequent developments; or (ii) the Parties have expressly agreed that a certain press release should exclusively be issued on one or more defined occasions.

9.5	Publications

The disclosure by either Party relating to any Licensed Compound or Licensed Product in any publication or presentation shall be in accordance with the procedure set forth in this Clause 9.59.5.  A Party ("Publishing Party") shall provide the other Party with a copy of: (i) any proposed publication at least [***] prior to submission for publication, and (ii) any proposed presentation at least [***] prior to the date of that presentation, so as to provide such other Party with an opportunity to recommend any changes to the Publishing Party that it reasonably believes are necessary to continue to maintain that other Party's Confidential Information in accordance with the requirements of this Agreement. The incorporation of such recommended changes shall not be unreasonably refused; and if such other Party notifies ("Publishing Notice") the Publishing Party in writing, within the applicable time period as stated above, that such publication or presentation in its reasonable judgment (a) contains an Invention, solely or jointly owned by the other Party, for which the other Party desires to obtain patent protection, or (b) contains any Confidential Information of the other Party, the Publishing Party shall prevent such publication or delay such publication for a mutually agreed period of time.  In the case of Inventions, a delay shall be for a period reasonably sufficient to permit the timely preparation and filing of a patent application(s) on such Invention, and in no event less than [***] from the date of the Publishing Notice.  Further, BicycleTx agrees not to make publications without Bayer's prior written consent (not to be unreasonably withheld, conditioned or delayed), by which it would disclose the Know-How which relates exclusively to Licensed Products that it has exclusively licensed to Bayer pursuant to Clause 6.1.1 such that it would undermine Bayer's exclusivity under such licence.  After the expiry of the Research Term and for the duration of the licence granted to Bayer under Clause

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

6.1, Bayer shall be permitted, without consulting with and without the consent of BicycleTx, to make publications relating to a Development Candidate or Licensed Product in pursuance of its efforts to Develop and Commercialise Licensed Products, provided that Bayer does not disclose Confidential Information of BicycleTx therein, including any Confidential Information covered by [***].

9.6	Destruction of Confidential Information

Upon the effective date of the termination or expiry of this Agreement, on a Target by Target basis, for any reason, the Receiving Party shall, with respect to Confidential Information of the Disclosing Party  (in the event of termination or expiry of this Agreement with respect to one (1) terminated Collaboration Program but not in its entirety, solely to the extent relating specifically and exclusively to such terminated Collaboration Programs or Terminated Targets, as applicable) to which the Receiving Party does not retain rights under the surviving provisions of this Agreement, as soon as reasonably practicable, destroy all copies of such Confidential Information in the possession of the Receiving Party and confirm such destruction in writing to the Disclosing Party, provided, that the Receiving Party shall be permitted to retain [***] copy of such Confidential Information for the sole purpose of performing any continuing obligations hereunder, as required by Applicable Law, or for archival purposes. Notwithstanding the foregoing, the Receiving Party also shall be permitted to retain such additional copies of or any computer records or files containing such Confidential Information that have been created solely by the Receiving Party's automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with the Receiving Party's standard archiving and back-up procedures, but not for any other use or purpose.  If the termination or expiry of this Agreement is with respect to one or more Terminated Targets or the termination of a Collaboration Program but not in its entirety, to the extent that such Confidential Information cannot be separated from information that relates to Targets and Licensed Products and Licensed Compounds other than the Terminated Targets and terminated Collaboration Programs, the Receiving Party shall have no rights to use or disclose (but will not be required to destroy) such Confidential Information in connection with Terminated Targets or terminated Collaboration Programs following the effective date of termination.

10	Representations and Warranties
10.1	Mutual Representations and Warranties

BicycleTx and Bayer each represents and warrants to the other, as of the Execution Date as follows:

10.1.1	Organisation

It is a corporation duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority, to execute, deliver, and perform this Agreement.

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

10.1.2	Authorisation

The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorised by all necessary corporate action and do not violate (a) such Party's charter documents, bylaws, or other organisational documents, (b) any agreement, instrument, or contractual obligation to which such Party is bound, (c) any requirement of any Applicable Law, or (d) any order, writ, judgment, injunction, decree, determination, or award of any court or governmental agency presently in effect and applicable to such Party.

10.1.3	Binding Agreement

This Agreement is a legal, valid, and binding obligation of such Party enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance, and general principles of equity (whether enforceability is considered a proceeding at law or equity).

10.1.4	No Inconsistent Obligation

It is not under any obligation, contractual or otherwise, to any Person that conflicts with the terms of this Agreement or that would impede the diligent and complete fulfilment of its obligations hereunder.

10.2	Additional Representations and Warranties of BicycleTx

BicycleTx further represents and warrants to Bayer, as of the Execution Date (unless explicitly stated otherwise) as follows:

10.2.1	BicycleTx has the right to grant the licences to Bayer specified herein;
10.2.2	other than the Patents with numbers [***], [***];
10.2.3	to BicycleTx's actual knowledge, there are no judgments against BicycleTx or any of its Affiliates relating to BicycleTx Background IP;
10.2.4	to BicycleTx's actual knowledge, no claim or litigation has been brought or threatened in writing by any Person alleging infringement or misappropriation of Third Party rights as a result of the practice of (i) BicycleTx's Intellectual Property, or (ii) its Affiliates' Intellectual Property, each ((i) and (ii)) to the extent such Intellectual Property [***];
10.2.5	to BicycleTx's actual knowledge, no claim or litigation has been brought or threatened in writing by any Person alleging that any BicycleTx Background Patent is invalid or unenforceable;
10.2.6	to BicycleTx's actual knowledge, no Person is infringing or threatening to infringe or misappropriating or threatening to misappropriate BicycleTx Background IP;
10.2.7	BicycleTx or its Affiliates, as applicable, have obtained [***];

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

10.2.8	[***]
10.2.9	[***]
10.2.10	to BicycleTx's actual knowledge, neither BicycleTx nor any of its employees, have ever been, or are currently the subject of a proceeding that could lead to it or such employees becoming, as applicable, debarred or disqualified under the FFDCA or by any other regulatory authority in any other jurisdiction, and it does not, and covenants that it will not during the Term, knowingly employ or use the services of any person who is debarred or disqualified for the purposes of this Agreement. If, during the Term, BicycleTx becomes aware of the debarment or disqualification or threatened debarment or disqualification of any Person providing services to BicycleTx, including BicycleTx itself or its or its Affiliate's employees, performing hereunder, BicycleTx shall notify Bayer and shall promptly cease, to the extent permissible under the Applicable Law, the provision to BicycleTx of any services by such Person; and
10.2.11	BicycleTx is resident for tax purposes [***].
10.3	Additional Representations and Warranties of Bayer

Bayer further represents and warrants to BicycleTx, as of the Execution Date (unless explicitly stated otherwise) as follows:

10.3.1	other than the Patents with numbers [***], [***];
10.3.2	to Bayer's actual knowledge, there are no judgments against Bayer or any of its Affiliates relating to the Bayer Background IP;
10.3.3	to Bayer's actual knowledge, no claim or litigation has been brought or threatened in writing by any Person alleging infringement or misappropriation of Third Party rights as a result the practice of (i) Bayer's Intellectual Property, or (ii) its Affiliates' Intellectual Property, each ((i) and (ii)) to the extent such Intellectual Property [***];
10.3.4	to Bayer's actual knowledge, no claim or litigation has been brought or threatened in writing by any Person alleging that any Bayer Background Patent is invalid or unenforceable;
10.3.5	to Bayer's actual knowledge, no Person is infringing or threatening to infringe or misappropriating or threatening to misappropriate the Bayer Background IP;
10.3.6	Bayer has the right to grant the licences to BicycleTx as specified herein;
10.3.7	Bayer or its Affiliates, as applicable, have obtained [***];
10.3.8	[***];
10.3.9	[***];
10.3.10	to Bayer's actual knowledge, neither Bayer nor any of its employees, have ever been, or are currently the subject of a proceeding that could lead to it or

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

such employees becoming, as applicable, debarred or disqualified under the FFDCA or by any other regulatory authority in any other jurisdiction, and it does not, and covenants that it will not during the Term, knowingly employ or use the services of any person who is debarred or disqualified for the purposes of this Agreement. If, during the Term, Bayer becomes aware of the debarment or disqualification or threatened debarment or disqualification of any Person providing services to Bayer, including Bayer itself or its or its Affiliate's employees performing hereunder, Bayer shall notify BicycleTx and shall promptly cease, to the extent permissible under the Applicable Law, the provision to Bayer of any services by such Person; and
10.3.11	Bayer is resident for tax purposes [***].
10.4	Disclaimer Of Warranties

Except for the express warranties, representations and covenants set forth herein, neither Party makes any representations or grants any warranties, representations or covenants, express or implied, either in fact or by operation of law, by statute or otherwise, and each Party specifically disclaims any other warranties, representations and covenants, whether written or oral, or express or implied, including any warranty, representations or covenants of quality, merchantability, or fitness for a particular use or purpose or any warranty as to the validity of any Patents or the noninfringement of any Intellectual Property rights of Third Parties. Nothing in this Clause 10.4 limits or excludes any liability for fraud or wilful misconduct.

11	Indemnification; Insurance
11.1	Indemnification of BicycleTx

Bayer shall indemnify, defend and hold harmless BicycleTx, its Affiliates and [***] (the "BicycleTx Indemnitees") from and against any and all losses, damages, liabilities, penalties, settlements, costs, taxes (including penalties and interest) and expenses (including reasonable attorneys' fees and other expenses of litigation) (collectively, "Losses") in connection with any and all suits, investigations, claims, or demands of Third Parties (collectively, "Third Party Claims") incurred by or rendered against the BicycleTx Indemnitees arising from or occurring as a result of: (a) the breach by Bayer or its Affiliates or Sublicensees of this Agreement; (b) the negligence or wilful misconduct on the part of Bayer or its Affiliates or [***] in performing its or their obligations under this Agreement; or (c) the Exploitation of any Licensed Compounds or Licensed Products by Bayer or its Affiliates or [***]; except, in the case of Clauses (a) through (c) above, to the extent BicycleTx has an obligation to indemnify Bayer pursuant to Clause 11.211.2.

11.2	Indemnification of Bayer

BicycleTx shall indemnify, defend and hold harmless Bayer, its Affiliates and [***] (the "Bayer lndemnitees") from and against any and all Losses in connection with any and all Third Party Claims incurred by or rendered against the Bayer Indemnitees arising from or occurring as a result of: (a) the breach by BicycleTx or its Affiliates of this Agreement; or (b) the negligence or wilful misconduct on the part of BicycleTx or its Affiliates or [***] in performing its or their obligations under this Agreement;

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

except, in the case of Clauses (a) through (b) above, to the extent Bayer has an obligation to indemnify BicycleTx pursuant to Clause 11.111.1.

11.3	Notice of Claim

All indemnification claims in respect of BicycleTx Indemnitees or Bayer Indemnitees shall be made solely by BicycleTx or Bayer respectively (the "Indemnified Party"). The Indemnified Party shall give the indemnifying Party (the "Indemnifying Party") prompt written notice (an "Indemnification Claim Notice") of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under this Clause 1111 but in no event shall the Indemnifying Party be liable for any Losses that result from any delay by the Indemnified Party in providing such notice.  Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time).  The Indemnified Party shall furnish promptly to the Indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

11.4	Control of Defence

The Indemnifying Party shall have the right, but not the obligation, to conduct and control, through counsel of its choosing, any action for which indemnification is sought, and if the Indemnifying Party elects to assume the defence thereof, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses of other legal counsel, or any other expenses subsequently incurred by such Indemnified Party in connection with the defence thereof.  The Indemnifying Party may settle any action, claim or suit for which the Indemnified Party is seeking indemnification; provided that the Indemnifying Party shall first give the Indemnified Party advance written notice of any proposed compromise or settlement and such Indemnified Party provides prior written approval, such approval not to be unreasonably withheld, conditioned or delayed.  The Parties and their employees shall cooperate fully with each other and their legal representatives in the investigation, defence, prosecution, negotiation, or settlement of any such claim or suit.  Each Party's indemnification obligations under this Clause 1111 shall not apply to amounts paid by an Indemnified Party in settlement of any action with respect to a Third Party claim, if such settlement is effected without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.  In no event shall the Indemnifying Party settle or abate any Third Party Claim in a manner that would diminish the rights or interests of the Indemnified Party, admit any liability, fault or guilt by the Indemnified Party or obligate the Indemnified Party to make any payment, take any action, or refrain from taking any action, without the prior written approval of the Indemnified Party.

11.5	Limitation of Liability

Except for [***] or required to be paid pursuant to [***] and except in cases of [***], neither Party nor any of its Affiliates shall be liable for indirect, incidental, special, exemplary, punitive or consequential damages including loss of profits or business interruption, however caused, whether in contract, tort, negligence, breach of statutory duty or otherwise in connection with this Agreement or the exercise of any licence granted hereunder, even if advised of the possibility of such damages.

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

11.6	Insurance

Each Party shall, during the term of this Agreement, at [***], obtain, carry and keep in force liability insurance and other appropriate insurance covering such risks as are appropriate in accordance with sound business practice and the Parties' obligations under this Agreement.  In lieu of such insurance coverage, Bayer shall have the right to undertake self-insurance to cover its obligations hereunder, with financial protection comparable to that arranged by it for its own protection with regard to other products in its portfolio.  It is understood that no insurance or self-insurance shall be construed to create any limit of either Party's obligations or liabilities with respect to its indemnification obligations under this Agreement.

12	Term and Termination
12.1	Term
12.1.1	This Agreement shall become effective from the Execution Date solely with respect to (i) Schedule 6 (NSIA Condition), and (ii) Clauses 1 (Definitions), 5.3 (Exclusivity), 9 (Confidentiality and Non-Disclosure), 10.1 (Mutual Representations and Warranties), 10.2 (Additional Representations and Warranties of Bicycle Tx), 10.3 (Additional Representations and Warranties of Bayer), 11.1 (Indemnification of BicycleTx), 11.2 (Indemnification of Bayer), 11.3 (Notice of Claim), 11.4 (Control of Defence), 11.5 (Limitation of Liability), this Clause 12.1.1 and 13 (Miscellaneous). Without limiting paragraph 3 of Schedule 6 (Automatic termination) all other provisions of this Agreement, including all other rights and obligations of the Parties hereunder, shall come into full force and effect automatically without the need for further action by the Parties upon the occurrence of the Effective Date.

From the Execution Date or the Effective Date, as applicable, the terms of this Agreement shall, subject to Clause 12.1.2, continue in full force and effect, unless earlier terminated in accordance herewith, until the expiration of the Royalty Term for all Licensed Products in the Territory (such period, the "Term").  On the expiration of the Royalty Term 12.1.1 for a particular Licensed Product, on a country-by-country basis, the licences granted to Bayer in Clauses 6.1.1 and 6.1.2 shall become non-exclusive, fully-paid, royalty-free and irrevocable with respect to such Licensed Product in such country.

12.1.2	This Agreement shall expire, on a Target-by-Target basis, in respect of:
(a)an Initial Target or the Additional Nominated Target, as applicable, upon (i) substitution of such a Target in accordance with Clause 2.5.1 or 2.5.2 (as applicable) and 2.5.3; and (ii) both Parties' agreement on the Research Plan for the respective Substitute Target;
(b)any and all BRCs or other radiopharmaceutical applications for that Target at the earlier of (i) the expiry of the Initial Research Term, the Extended Development Term or the Extended PCC Research Term (as applicable) where it has been determined that a BRC does not meet the [***] within the Initial Research Term, the Extended Development Term or the Extended PCC Research Term (as

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

applicable); (ii) the expiry of [***] after the later of, as applicable, the date that the JRC confirms that the respective BRC meets the [***] or the expiry of DC Preparation Period if no Development Candidate has been approved in accordance with Clause 4.1.6; or (iii) the date on which the JRC makes a Futility Decision in respect of the use of BRCs directed to the applicable Target;
(c)where (A) Bayer has exercised the Bayer Non-RLT Option in respect of a Non-RLT Collaboration Program, any and all Non-BRCs or other non-radiopharmaceutical applications for that Target, at the earlier of (i) the expiry of the Extended Research Term, Extended Development Term or the Extended PCC Research Term (as applicable) where it has been determined that a Non-BRC does not meet the [***] within the Extended Research Term, Extended Development Term or the Extended PCC Research Term (as applicable); (ii) the expiry of [***] after the later of, as applicable, the date that the JRC confirms that a Non-BRC meets the [***] or the expiry of DC Preparation Period if no Development Candidate has been approved in accordance with Clause 4.1.6; or (iii) the JRC makes a Futility Decision in respect of the use of Non-BRCs directed to the applicable Target; or (B) where the Non-RLT Option Period has expired, any and all Non-BRCs or other non-radiopharmaceutical applications for that Target from such expiry; and
(d)without limitation of Clause 12.5.3(a), the BicycleTx Exclusivity Obligations and Bayer Exclusivity Obligations if expiry has occurred pursuant to both Clause 12.1.2(b) and 12.1.2(c) with respect to the applicable Target.
12.2	BicycleTx's Termination Rights
12.2.1	BicycleTx shall have the right to terminate this Agreement for cause on a Collaboration Program-by-Collaboration Program or Licensed Product-by-Licensed Product basis upon giving written notice (the "Breach Notice") of termination to Bayer if Bayer commits a material breach of this Agreement with regard to the respective Collaboration Program or Licensed Product and, having received the Breach Notice, fails to remedy it within ninety (90) calendar days after Bayer's receipt of the Breach Notice. With respect to Bayer's payment obligations hereunder, Bayer's cure period to remedy a breach of payment prior to a termination under this Clause 12.2.1 shall be twenty (20) Business Days after Bayer's receipt of the Breach Notice. Notwithstanding the foregoing, in the event of a non-monetary default, where such breach is capable of being cured and Bayer is using good faith efforts to cure such breach, but requires a period of more than ninety (90) calendar days to cure such breach, the Parties shall agree to reasonably extend the period within which Bayer shall be required to cure such breach, provided that the period within which Bayer is required to remedy such breach is no longer than [***] after Bayer’s receipt of the Breach Notice.
12.2.2	BicycleTx shall have the right to terminate this Agreement in its entirety if Bayer or any of its Affiliates or Sublicensees challenges, opposes or otherwise

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

disputes (or assists any Third Party to challenge, oppose or otherwise dispute) the ownership (other than any ownership dispute of any Collaboration IP between the Parties), validity or enforceability of any of the Licensed IP or Joint Collaboration IP, in any court, patent office or arbitration proceedings (collectively, "IP Challenge") unless such IP Challenge is withdrawn within [***] after receiving a written notice from BicycleTx. Bayer shall [***].
12.3	Bayer Termination Rights
12.3.1	Bayer shall have the right to terminate this Agreement for cause on a Collaboration Program-by-Collaboration Program or Licensed Product-by-Licensed Product basis upon giving written notice (the "Bayer Breach Notice") of termination to BicycleTx if BicycleTx commits a material breach of this Agreement with regard to the respective Collaboration Program or Licensed Product and, having received the Bayer Breach Notice, fails to remedy the breach within ninety (90) calendar days after BicycleTx's receipt of the Bayer Breach Notice. Notwithstanding the foregoing, in the event of a non-monetary default, where such breach is capable of being cured and BicycleTx is using good faith efforts to cure such breach, but requires a period of more than ninety (90) calendar days to cure such breach, the Parties shall agree to reasonably extend the period within which BicycleTx shall be required to cure such breach, provided that the period within which BicycleTx is required to remedy such breach is no longer than [***] after BicycleTx’s receipt of the Breach Notice.
12.3.2	Notwithstanding anything contained herein to the contrary, Bayer shall have the right to terminate this Agreement at any time, either in its entirety or in relation to any Target, Collaboration Program or Licensed Product for any or no reason in its sole discretion by giving:
(a)sixty (60) days' advance written notice to BicycleTx before the First Commercial Sale of (i) any Licensed Product under this Agreement, if this Agreement is being terminated in its entirety, (ii) any Licensed Product directed to the relevant Target, if this Agreement is being terminated on a Target or Collaboration Program basis, or (iii) the Licensed Product, if this Agreement is being terminated on a Licensed Product basis; or
(b)ninety (90) days' advance written notice to BicycleTx on or after the First Commercial Sale of (i) any Licensed Product under this Agreement, if this Agreement is being terminated in its entirety, (ii) any Licensed Product directed to the relevant Target, if this Agreement is being terminated on a Target or Collaboration Program basis, or (iii) the Licensed Product, if this Agreement is being terminated on a Licensed Product basis.
12.4	Termination for Insolvency

If either Party (a) files for protection under bankruptcy or insolvency laws, (b) makes an assignment for the benefit of creditors, (c) appoints or suffers appointment of a receiver or trustee over substantially all of its property that is not discharged within [***] after such filing, (d) is a party to any dissolution or liquidation (other than for

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

the purpose of a solvent amalgamation or reconstruction), (e) files a petition under any bankruptcy or insolvency act or has any such petition filed against it that is not discharged within [***] of the filing thereof, or (f) admits in writing its inability generally to meet its obligations as they fall due in the general course (each a "Insolvency Event"), then the other Party may terminate this Agreement in its entirety immediately on written notice to such Party.

12.5	Effects of Termination
12.5.1	The following terms will apply upon (i) any termination of this Agreement in its entirety by BicycleTx pursuant to Clause 12.2 or Clause 12.4 or by Bayer pursuant to Clause 12.3.2 or 12.4; (ii) any termination of this Agreement by either Party, as applicable, with respect to a particular Target, Collaboration Program, or Licensed Product solely with respect to such Terminated Target, Terminated Asset or Licensed Product, by BicycleTx pursuant to Clause 12.2 or by Bayer pursuant to Clause 12.3.2; or (iii) upon expiry of this Agreement with respect to a particular Target pursuant to Clause 12.1.2 solely with respect to such Terminated Target and corresponding Terminated Assets:
(a)the licences that were granted by BicycleTx to Bayer under Clauses 6.1.1 and 6.1.2 shall terminate automatically with respect to the applicable Target, Collaboration Program, Licensed Compounds or Licensed Products, and all such rights shall automatically revert to BicycleTx;
(b)the licences that were granted by Bayer to BicycleTx under Clause 6.2 shall terminate automatically with respect to the applicable Target, Collaboration Program, Licensed Compounds or Licensed Products, and all such rights shall automatically revert to Bayer;
(c)Bayer may withdraw, abandon or allow the Bayer Specific Collaboration Patents to lapse, and unless and until the Bayer Specific Collaboration Patents are withdrawn, abandoned or have lapsed, Bayer hereby grants to BicycleTx a worldwide, exclusive, fully paid-up, royalty-free, perpetual and irrevocable licence, with the right to sublicense through multiple tiers, under the claims in respect of Bicycles in the Development Candidate Patents for any use;
(d)Bayer may complete at its discretion, in accordance with Applicable Law, any Clinical Trial that is ongoing as at the date of termination of this Agreement with respect to the Terminated Assets, as applicable;
(e)each Party's right to exploit the Joint Collaboration IP independently from the other Party pursuant to Clause 8.1.2(e) remains unimpaired and will survive the termination or expiration under this Clause 12.5; and
(f)Bayer shall, with respect to the applicable Terminated Target, Collaboration Program, Licensed Compounds or Licensed Products, (i) cease all use of, and (ii) withdraw from any and all trademark

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

registers any registrations or pending applications for, any Product Trademarks which have a BicycleTx Trademark as an element of such Trademark.
12.5.2	If Bayer is entitled to terminate this Agreement pursuant to Clause 12.3.1, as applicable, with respect to a particular Collaboration Program or Licensed Product solely with respect to such Collaboration Program or Licensed Product then Bayer may decide, at its sole option either:
(a)to terminate this Agreement with respect to a particular Collaboration Program or Licensed Product (as applicable), in which case the licensed rights granted by BicycleTx to Bayer pursuant to Clause 6.1.1 and 6.1.2 and by Bayer to BicycleTx pursuant to Clause 6.2 in respect of such Collaboration Program or Licensed Product (as applicable) shall terminate, and provided that:
(i)Bayer may withdraw, abandon or allow the Bayer Specific Collaboration Patents to lapse, and unless and until the Bayer Specific Collaboration Patents are withdrawn, abandoned or have lapsed, Bayer hereby grants to BicycleTx a worldwide, exclusive, fully paid-up, royalty-free, perpetual and irrevocable licence, with the right to sublicense through multiple tiers, under the claims in respect of Bicycles in the Development Candidate Patents for any use; and
(ii)each Party's right to exploit the Joint Collaboration IP independently from the other Party pursuant to Clause 8.1.2(e) remains unimpaired and will survive the termination or expiration under this Clause 12.5; or
(b)[***].
12.5.3	Upon termination or expiry of this Agreement for any reason in its entirety or partially with respect to, as applicable, any Target, Collaboration Program or Licensed Product:
(a)within [***] after the date of termination or expiration, each Party shall pay the other Party all amounts due and payable to such other Party hereunder that have accrued but have not been paid as of the date of termination or expiration;
(b)if the BicycleTx Exclusivity Obligations under Clause 5.3.1 are still in effect as of the effective date of such termination or expiration, the BicycleTx Exclusivity Obligations shall terminate with respect to the Terminated Target;
(c)if the Bayer Exclusivity Obligations under Clause 5.3.3 are still in effect as of the effective date of such termination or expiration, the Bayer Exclusivity Obligations shall terminate with respect to the Terminated Target;

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(d)at the request and direction of the supplying Party, the other Party shall promptly return the Materials that were provided to that Party by or on behalf of the supplying Party;
(e)such termination or expiration shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration.  Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement. Without limiting the foregoing, the following Clauses of this Agreement shall survive the termination or expiration of this Agreement for any reason: Clauses 1, 2.3.6 (in the event of an early termination, except for an early termination by BicycleTx pursuant to Clause 12.2), 4.5, 6.3, 6.4, 7.10-7.13, 8.1, 8.2.2, 8.8, 9.1, 9.2, 9.6, 11.1-11.5, 12.5, and 13.4-13.19.  If this Agreement is terminated or expires with respect to a Terminated Target or Terminated Asset but not in its entirety, then following such termination or expiration the foregoing provisions of this Agreement shall remain in effect with respect to the Terminated Target or Terminated Asset, as applicable (to the extent they would survive and apply in the event the Agreement expires or is terminated in its entirety), and all provisions not surviving in accordance with the foregoing shall terminate upon termination or expiration of this Agreement with respect to the Terminated Target or Terminated Asset and be of no further force and effect (and, for purposes of clarity, all provisions of this Agreement shall remain in effect with respect to the Targets other than the Terminated Target and Terminated Asset); and
(f)each existing applicable sublicence granted by Bayer to a Sublicensee not in default under its respective sublicense agreement(s) shall, at Bayer's request, survive as direct licences from BicycleTx with each such sublicence remaining in full force and effect with BicycleTx as the licensor in the place of Bayer, provided that (i) the duties, obligations and liabilities of BicycleTx under such surviving sublicence shall not be greater than the duties, obligations and liabilities of BicycleTx under this Agreement and (ii) the financial consideration payable to BicycleTx under such direct licence shall be (a) in the event, that this Agreement is terminated by Bayer pursuant to Clause 12.3.2, either in its entirety or in relation to any Target, Collaboration Program or Licensed Product, by BicycleTx pursuant to Clause 12.2.1 on a Collaboration Program-by-Collaboration Program or Licensed Product-by-Licensed Product basis, or by BicycleTx pursuant to Clause 12.2.2 in its entirety, [***] and (b) [***].
12.5.4	Upon termination pursuant to Clause 12.2 or 12.3.2, if the termination occurs with respect to a Terminated Asset [***].

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

13	Miscellaneous
13.1	Force Majeure

Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement, other than [***], when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, hurricanes, embargoes, epidemics, pandemics, quarantines, war, terrorist acts, insurrections, strikes, lockouts, acts of God, or acts or delays in acting by any governmental authority and which it has been unable to overcome by the exercise of its due diligence, provided that the Party unable to perform its obligations shall (i) promptly notify the other Party within [***] of such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimise its effect; (ii) use reasonable efforts to avoid or remove such causes of non-performance; (iii) suspend performance only for such period of time as is necessary as a result of such force majeure event; and (iv) resume performance as quickly as possible.

13.2	Export Control

This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on the Parties from time to time.  Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export licence or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with Applicable Law.

13.3	Assignment
13.3.1	Neither Party shall sell, transfer, assign, delegate, pledge, or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or obligations hereunder without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed; provided, that either Party may make such an assignment without the other Party's consent to:
(a)any of its Affiliates, provided that if the entity to which this Agreement is assigned ceases to be an Affiliate of the assigning Party, this Agreement will be automatically assigned back to the assigning Party or its successor; or
(b)a successor, whether in a merger, sale of stock, sale of assets or any other transaction, of all or substantially all of the business to which this Agreement relates.
13.3.2	Any attempted assignment or delegation in violation of this Clause 13.3 shall be void and of no effect. All validly assigned and delegated rights and obligations of the Parties hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

assigns of BicycleTx or Bayer, as the case may be. The permitted assignee or transferee shall assume all obligations of its assignor or transferor under this Agreement. Notwithstanding the foregoing, all rights to KnowHow, Patents, materials and other Intellectual Property Controlled by a Third Party permitted assignee of a Party (or any of such Third Party's affiliates immediately prior to the closing of such assignment) immediately prior to such assignment shall be automatically excluded from the rights licensed or granted to the other Party under this Agreement.
13.3.3	In relation to a Change of Control of BicycleTx, any and all Intellectual Property Controlled by any BicycleTx New Affiliate immediately prior to the closing of such Change of Control transaction shall be excluded from BicycleTx Background IP for the purposes of this Agreement and shall be excluded from any licence or rights granted from BicycleTx to Bayer herein.
13.4	Severability

If any provision or part provision of this Agreement is held to be or becomes illegal, invalid, or unenforceable under any current applicable law, it is the intention of the Parties that it shall be deemed deleted, but the remainder of this Agreement shall not be affected thereby.  If any provision or part-provision of this Agreement is deemed deleted under Clause 13.4, the Parties shall negotiate in good faith to agree a replacement provision that, to the greatest extent possible, achieves the intended result of the original provision.

13.5	Dispute Resolution

Any dispute or claim (including non-contractual disputes or claims) arising out of or relating to this Agreement that has not been resolved at the JRC or otherwise under the terms of this Agreement (a "Dispute"), shall be resolved pursuant to this Clause 13.5.

13.5.1	Referral to Senior Officers

In the event of a Dispute, the Parties will refer the Dispute to the Alliance Managers for discussion and resolution.  If the Alliance Managers are unable to resolve such a Dispute within [***] of the Dispute being referred to them, either Party may refer the Dispute to the Senior Officers of the Parties, who shall confer in good faith on the resolution of the issue. Any final decision mutually agreed to by the Senior Officers shall be conclusive and binding on the Parties. If the Senior Officers are not able to agree on the resolution of any such Dispute within [***] (or such other period of time as mutually agreed in writing by the Senior Officers) after such Dispute was first referred to them, then either Party shall have the right to refer the Dispute to be settled as set forth in Clause 13.6.2 or Clause 13.6.3 (as applicable).

13.5.2	Adverse Ruling

Any determination pursuant to this Clause 13.5 that a Party is in material breach of its material obligations hereunder shall specify a (non-exclusive) set of actions to be taken to cure such material breach, if feasible.

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

13.5.3	Interim Relief

Notwithstanding anything herein to the contrary in this Clause 13.5, in the event that a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedure set forth in this Clause 13, such Party may seek interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief concerning a Dispute, if necessary to protect the interests of such Party.  This Clause 13.5.3 shall be specifically enforceable.

13.5.4	Pending Dispute, Good Faith Performance of Activities

During a pending Dispute, where this Agreement has not yet been terminated, each Party shall continue to perform in good faith its obligations under this Agreement.

13.6	Governing Law, Arbitration and Service
13.6.1	Governing Law

This Agreement and any Dispute shall be governed by and construed in accordance with [***].

13.6.2	Arbitration

Subject to Clause 13.5, any Dispute shall be referred to and finally resolved by arbitration under the then-current Rules of Arbitration of the International Chamber of Commerce (the "Rules"), which Rules are deemed to be incorporated by reference into this Clause 13.6.2.  The number of arbitrators shall be three.  The arbitrators shall be appointed in accordance with the Rules, save that the third arbitrator, who will act as president of the arbitral tribunal, shall not be appointed by the International Court of Arbitration, but by the two arbitrators which have been appointed by either of the Parties in accordance with Article 12 paragraph 4 of the Rules.  The legal place of arbitration pursuant to Article 18 paragraph 1 of the Rules shall be [***].  Any meetings and hearings of the arbitral tribunal related to the arbitration pursuant to Article 18 paragraph 2 of the Rules shall be conducted in [***].  The language to be used in the arbitral proceedings (and for all testimony, evidence and written documentation) shall be English.  The IBA Rules on the Taking of Evidence in International Arbitration shall apply on any evidence to be taken up in the arbitration.

13.6.3	Disputes Related to Patent Rights

Without prejudice to the generality of Clause 13.6.2, if a Dispute arises in respect to the validity, construction, scope, enforceability or infringement, of any Patents, and such Dispute cannot be resolved in accordance with Clause 13.5.1 then, unless otherwise agreed by the Parties in writing, such Dispute shall not be subject to an arbitration proceeding pursuant to Clause13.6.2 and instead either Party may bring an action in any court or administrative agency of competent jurisdiction in which such rights apply, to resolve such Dispute.

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

13.6.4	Service

Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Clause 13.7.2 shall be effective service of process for any action, suit, or proceeding brought against it under this Agreement in any such court.

13.7	Notices
13.7.1	Notice Requirements

Unless otherwise agreed by the Parties or specified in this Agreement, all notices, requests and communications between the Parties, and all written documentation to be prepared and provided under, this Agreement shall be in writing in the English language and shall be (a) personally delivered; (b) sent by registered or certified mail; (c) sent by international express courier service providing evidence of receipt (e.g., Federal Express), or (d) by email (with confirmation by registered mail or courier, unless expressly indicated hereunder that written documentation, consent or notification by email suffices) where applicable to the following addresses of the Parties, or such other address for a Party as may be specified in writing pursuant to this Clause 13.7.

13.7.2	Address for Notice

If to Bayer, to:

[***]

with a copy (which shall not constitute notice) to:

[***]

and

[***]

If to BicycleTx, to:

[***]

with a copy (which shall not constitute notice) to:

[***]

13.8	Entire Agreement; Amendments

This Agreement, together with the Schedules attached hereto, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises, and representations, whether written or oral, with respect thereto are superseded hereby.  Each Party acknowledges that, in agreeing to enter into this Agreement, it has not

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

relied on any express or implied representation, warranty, collateral contract or other assurance except those set out in this Agreement.  Nothing in this Clause 13.8 limits or excludes any liability for fraud.  No amendment, modification, release, or discharge with respect to this Agreement shall be binding upon the Parties unless in writing and duly executed by authorised representatives of both Parties.

13.9	English Language

This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language.  Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

13.10	Waiver and Non-Exclusion of Remedies

Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition.  The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise.  The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

13.11	No Benefit to Third Parties

Except as provided in Clause 11, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other Persons.

13.12	Further Assurance

Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done all such other acts as may be necessary or appropriate to carry out and give full effect to this Agreement.

13.13	Relationship of the Parties

It is expressly agreed that the relationship of the Parties is that of independent contractors, and nothing in this Agreement shall be construed to create a partnership, joint venture, franchise, employment, or agency relationship including for all tax purposes, between the Parties.  Neither Party shall be considered the agent of the other Party for any purpose whatsoever and neither Party shall have the authority to enter into any contract or assume any obligation for the other Party or to make any statements, representations or warranty, or commitments of any kind, or to take any action, on behalf of the other Party.  All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.  The Parties (and any successor, assignee, transferee, or Affiliate of a Party) shall (a) use reasonable efforts to structure the arrangement and activities

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

contemplated by this Agreement to avoid the arrangement contemplated by this Agreement being treated as a partnership that is engaged in a "United States trade or business" for United States tax purposes and (b) not treat or report the relationship between the Parties arising under this Agreement as a partnership for United States tax purposes, without the prior written consent of the other Party unless required by a final "determination" as defined in Section 1313 of the United States Internal Revenue Code of 1986, as amended.

13.14	Performance by Affiliates

Each Party may use one (1) or more of its Affiliates to perform its obligations and duties hereunder and such Affiliates are expressly granted certain rights herein to perform such obligations and duties; provided that each Party shall procure that each such Affiliate shall be bound by the corresponding obligations of such Party; and provided further that the assigning Party, subject to an assignment to such Affiliate pursuant to Clause 13.3, shall remain liable hereunder for the prompt payment and performance of its obligations hereunder.

13.15	Non-Solicitation

Neither Party may, during the Term and for [***] thereafter, directly or indirectly approach or induce with offers of employment, a contract of service or for services or engagement, any of the employees of the other Party that it comes into contact with in performing this Agreement, without first obtaining the prior written approval of the other Party.  This Clause 13.15 shall not apply to recruitment achieved through specific local or national placed advertisements where there has been no direct or targeted contact with the individual in question.

13.16	Counterparts; Electronic Execution

This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument.  This Agreement including any amendments hereto may be executed by electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

13.17	References

Unless otherwise specified, (a) references in this Agreement to any Clause or Schedule shall mean references to such Clause or Schedule of this Agreement, and (b) references to any agreement, instrument, or other document in this Agreement refer to such agreement, instrument, or other document as originally executed or, if subsequently amended, replaced, or supplemented from time to time, as so amended, replaced, or supplemented and in effect at the relevant time of reference thereto.

13.18	Order of Precedence

The Schedules to this Agreement form part of this Agreement.  In the event of a conflict or inconsistency between the terms set forth in the body of this Agreement and any schedules or other attachments hereto, the terms of the body of this Agreement shall control.

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

13.19	Construction

The terms of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic, or otherwise.  Accordingly, the terms of this Agreement will be interpreted and construed in accordance with their usual and customary meanings, and each Party hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of law to the effect that ambiguous or conflicting terms contained in this Agreement will be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement.  Except as otherwise explicitly specified to the contrary, (a) the word "including" (in its various forms) means "including without limitation", (b) the words "will" and "shall" have the same meaning, (c) references to a particular statute or regulation include all rules and regulations thereunder and any predecessor or successor statute, rules or regulation, in each case as amended or otherwise modified from time to time, (d) words in the singular or plural form include the plural and singular form, respectively, (e) references to a particular Person include such Person's successors and assigns to the extent not prohibited by this Agreement, (f) the headings contained in this Agreement, in any exhibit, appendix, or schedule to this Agreement are for convenience only and will not in any way affect the construction of or be taken into consideration in interpreting this Agreement, (g) the word "or" means "and/or" unless the context dictates otherwise because the subjects of the conjunction are mutually exclusive, (h) the words "herein", "hereof", and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Clause or other subdivision, (i) all references to days mean calendar days, unless otherwise specified, and (j) all references to 'therapeutic', 'therapeutic use' or 'therapeutic purposes' shall include the treatment or prevention of any disease.

[SIGNATURE PAGE FOLLOWS]

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

THIS COLLABORATION AND LICENCE AGREEMENT is executed by the authorised representatives of the Parties as of the Execution Date.

BICYCLETX LIMITED
By:	/s/ Kevin Lee
Name:	Kevin Lee
Title:	CEO

BAYER CONSUMER CARE AG
By:	/s/ Christine Roth
Name:	Christine Roth
Title:	Head of Oncology SBU

By:	/s/ Pascal Buergin
Name:	Pascal Buergin
Title:	Head of Law, Patents and Compliance Switzerland

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 1

[***]

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 2

[***]

{16 pages omitted}

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 3

[***]

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 4

[***]

{3 Pages Omitted}

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 5

[***]

{2 Pages Omitted}

289122840 v2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 6

[***]

{4 Pages Omitted}

289122840 v2